UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
WESTERN GOLDFIELDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN GOLDFIELDS, INC.
___________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 14, 2006

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Western Goldfields, Inc. (the “Company”) will be held at The Fairmont Royal York, 100 Front Street West, Toronto, Ontario  M5J 1E3 on June 14, 2006 at 4:00 P.M. (local time), to consider and act upon the following matters:

1.	the election of five (5) directors of the Company to serve as the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	a proposal to approve an amendment to the Company’s articles of incorporation to increase number of shares of common stock authorized from 100,000,000 to 500,000,000;

3.	a proposal to approve an amendment to the Company’s articles of incorporation to change the number of directors to not less than three and not more than nine;

4.
a proposal to approve the Company’s 2006 Stock Incentive Plan, which provides for the issuance of up to 5,000,000 shares of the Company’s common stock pursuant to options to employees (including executive officers), directors and consultants of the Company and its affiliates;

5.	a proposal to ratify the appointment of HJ & Associates, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006; and

6.	the transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Information regarding the matters to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.

Attached to this notice is a proxy statement relating to the proposals to be considered at the Annual Meeting. You must own shares of common stock of the Company at the close of business on May 19, 2006 to vote at the Annual Meeting. This notice of Annual Meeting and the accompanying proxy statement and proxy card are being mailed to our shareholders on or about May 24, 2006.

Raymond Threlkeld President and Chief Executive Officer

Reno, Nevada
May 24, 2006

It is important that your shares be represented at the Annual Meeting. Each stockholder is urged to sign, date and return the enclosed form of proxy which is being solicited on behalf of the Board of Directors. An envelope addressed to the Company’s transfer agent is enclosed for that purpose and needs no postage if mailed in the United States.

WESTERN GOLDFIELDS, INC.
1575 Delucchi Lane, Suite 116
Reno, Nevada 89502

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
JUNE 14, 2006

This Proxy Statement is furnished to the holders of our common stock, par value $0.01 per share, in connection with the solicitation of proxies by and on behalf of our Board of Directors for use at our 2006 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 14, 2006, at 4:00 P.M. (local time), at The Fairmont Royal York, 100 Front Street West, Toronto, Ontario  M5J 1E3, and at any adjournments or postponements of such meeting. The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting. The approximate mailing date of this Proxy Statement is May 24, 2006.

The close of business on May 19, 2006 has been fixed by our Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of such meeting. As of the record date, there were an aggregate of 61,266,301 shares of our common stock outstanding and 1,000,000 shares of our Series A-1 Preferred Stock outstanding, which may be converted into shares of common stock. These are the only classes of our voting securities issued and outstanding, and combine to constitute a single voting class. Each share of our common stock outstanding on the record date will be entitled to one vote on all matters to come before the Annual Meeting. Each share of common stock into which the Series A-1 preferred stock outstanding may be converted into on the record date will be entitled to one vote on all matters to come before the Annual Meeting. A majority of our total voting shares issued, represented in person or by proxy, is required to constitute a quorum for the transaction of business at the Annual Meeting. Proxies submitted which contain votes withheld in the election of directors, abstentions or broker non-votes will be deemed present at the Annual Meeting in determining the presence of a quorum.

Under the Idaho Business Corporation Law, the affirmative number of votes in favor of a proposal must exceed the number of votes opposing the action, voted in person or by proxy, at the Annual Meeting to: (i) elect each director (Proposal 1), (ii) approve the amendment to the articles of incorporation to increase the number of shares of common stock authorized for issuance (Proposal 2), (iii) approve the amendment to the articles of incorporation to change the number of authorized directors to not less than three or more than nine (Proposal 3), (iv) approve the Company’s 2006 Stock Incentive Plan (Proposal 4), and (v) ratify the appointment of HJ & Associates, LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2006 (Proposal 5). Abstentions, broker non-votes and votes not otherwise cast at the Annual Meeting will not be counted for the purpose of determining the outcome of the vote on Proposals 1, 2, 3, 4 and 5.

Our Board of Directors has unanimously recommended a vote FOR each nominee named in the Proxy, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5.

It is important that your shares are represented at the Annual Meeting, and, therefore, all stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the Meeting, you are urged to, as promptly as possible, mark, sign, date and return the enclosed proxy card, which requires no postage if mailed in the United States, in the enclosed pre-paid envelope. If you hold shares directly in your name and attend the Annual Meeting, you may vote your shares in person, even if you previously submitted a proxy card.

Unless otherwise specified, all proxies received will be voted FOR the election of all nominees named herein to serve as directors and FOR each of the other proposals set forth in the accompanying Notice of Annual Meeting of Stockholders and described below. A proxy may be revoked at any time before its exercise by delivering written notice of revocation to our President, by executing a proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person. Attendance at the Annual Meeting without voting in person will not constitute revocation of a proxy.

Our Annual Report on Form 10-KSB for the 2005 fiscal year (which is not part of the proxy soliciting material) contains financial data and other information about us and is enclosed herewith. Exhibits to the Form 10-KSB will be furnished without charge to any stockholder so requesting by writing to Brian Penny, Chief Financial Officer, Western Goldfields, Inc., 1575 Delucchi Lane, Suite 116, Reno, Nevada 89502.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our equity securities as of May 12, 2006 by:

•	each security holder known by us to be the beneficial owner of more than 5% of the Company’s outstanding securities;

•	each of our directors;

•	each of our executive officers; and

•	all directors and executive officers as a group.

The percentages shown are calculated based on 61,246,301 shares of common stock outstanding on May 12, 2006. The numbers and percentages shown include the shares actually owned as of May 12, 2006, and the shares that the identified person or group has the right to acquire within 60 days of such date. In calculating the percentage ownership, all shares that the identified person or group has the right to acquire within 60 days of May 12, 2006, upon exercise of options are deemed to be outstanding for the purpose of computing the percentage of shares owned by that person or group, but are not deemed to be outstanding for the purpose of computing the percentage of shares owned by any other person or group.

Except as otherwise indicated, each person named in the table has sole voting and investment power with respect to all of the shares of our common stock beneficially owned by them. Except as otherwise indicated, the address for each shareholder is c/o Western Goldfields, Inc., 1575 Delucchi Lane, Suite 116, Reno, Nevada 89502.

Name and Address of Beneficial Owner
	Amount and Nature of Beneficial Ownership (1)	Percent of Outstanding Shares
Randall Oliphant	4,583,333 (2)	7.24%
Ray Threlkeld	916,668 (3)	1.48%
Brian Penny	833,332 (4)	1.35%
Paul Semple	233,333 (5)	0.38%
Graham Desson	166,667 (6)	0.27%
Vahan Kololian	1,500,000 (7)	2.42%
Martyn Konig	749,999 (8)	1.22%
Gerald Ruth	1,934,585 (9)	3.11%
Latitude Resources Plc.(Formerly Latin American Copper Plc.)	7,500,000 (10)	11.77%
RAB Special Situations (Master) Fund Limited	6,512,617 (11)	9.99%
Hospah Coal Company (a wholly owned subsidiary of Newmont Mining Corporation)	6,214,278(12)	9.71%
Investec Bank (UK) Limited	11,250,000 (13)	17.31%
All executive officers and directors as a group (8 persons)	10,917,917 (2)(3)(4)(5)(6)(7)(8)(9)	16.31%

(1)
A person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days of the date hereof. Except as otherwise indicated the named entities or individuals have sole voting and investment power with respect to the shares of our common stock beneficially owned.

(2)
Includes options to purchase 833,333 shares of our common stock, 2,500,000 shares of our common stock owned by Rockcliff Group Limited and warrants to purchase 1,250,000 shares of our common stock owned by Rockcliff Group Limited. The options and warrants will become exercisable upon the approval by our shareholders of an amendment to our Articles of Incorporation increasing the number of authorized shares of our common stock in an amount greater than 115,000,000 shares.

(3)
Includes options to purchase 416,667 shares of our common stock and warrants to purchase 166,667 shares of our common stock. The options and warrants will become exercisable upon the approval by our shareholders of an amendment to our Articles of Incorporation increasing the number of authorized shares of our common stock in an amount greater than 115,000,000 shares.

(4)
Includes options to purchase 333,333 shares of our common stock and warrants to purchase 166,666 shares of our common stock. The options and warrants will become exercisable upon the approval by our shareholders of an amendment to our Articles of Incorporation increasing the number of authorized shares of our common stock in an amount greater than 115,000,000 shares.

(5)
Includes options to purchase 233,333 shares of our common stock. The options will become exercisable upon the approval by our shareholders of an amendment to our Articles of Incorporation increasing the number of authorized shares of our common stock in an amount greater than 115,000,000 shares.

(6)
Includes options to purchase 166,667 shares of our common stock. The options will become exercisable upon the approval by our shareholders of an amendment to our Articles of Incorporation increasing the number of authorized shares of our common stock in an amount greater than 115,000,000 shares.

(7)
Includes options to purchase 250,000 shares of our common stock, 833,333 shares of our common stock owned by TerraNova Partners L.P. and warrants to purchase 416,667 shares of our common stock owned by TerraNova Partners L.P. The options and warrants will become exercisable upon the approval by our shareholders of an amendment to our Articles of Incorporation increasing the number of authorized shares of our common stock in an amount greater than 115,000,000.

(8)
Includes options to purchase 250,000 shares of Common Stock and warrants to purchase 166,666 shares of Common Stock. The options and warrants will become exercisable upon the approval by our shareholders of an amendment to our Articles of Incorporation increasing the number of authorized shares of our common stock in an amount greater than 115,000,000 shares.

(9)
Includes options to purchase 600,000 shares of our common stock, 341,001 shares of our common stock and warrants to purchase 166,667 shares of our common stock owned by Muriel Ruth (mother) and 551,917 shares of our common stock and warrants to purchase 275,000 shares of our common stock by Sandra Meddick-Ruth (spouse). The warrants will become exercisable upon the approval by our shareholders of an amendment to our Articles of Incorporation increasing the number of authorized shares of our common stock in an amount greater than 115,000,000 shares.

(10)
Includes warrants to purchase 2,500,000 shares of our common stock. We have been advised that Michael Fielding is the Managing Director of Obelisk Management Consultants Ltd. with dispositive and voting power over the shares held by Latitude Resources Plc. The address of Obelisk Management Consultants Ltd. is 8-10 Devonshire Place, St. Hellier, Jersey, Channel Islands, Great Britain, JE23RD.

(11)
Includes 2,595,853 shares of our common stock, warrants to purchase 1,250,000 shares of our common stock, 1,000,000 shares of our preferred stock convertible into 2,941,176 shares of our common stock and warrants to acquire 500,000 shares of our preferred stock, each share convertible into 2.94176 shares of our common stock. Under the terms of the warrants and the preferred stock, in no event shall such securities be converted into our common stock, if after giving effect to such conversion, the holder would, in aggregate, beneficially own common stock of the issuer in excess of 9.99% of the issued and outstanding common stock, within the meaning of Rule 13d-1 of the Securities Exchange Act of 1934, as amended. Therefore, the beneficial ownership does not include 1,745,000 shares of our common stock issuable upon conversion of the preferred stock warrant. We have been advised that William P. Richards is the director of the holder, with dispositive and voting power over the shares held by RAB Special Situations (Master) Fund Limited. The address of RAB Special Situations (Master) Fund Limited is c/o RAB Capital, 1 Adam Street, London WC2N 6LE, United Kingdom.

(12)
Includes warrants to purchase 2,759,810 shares of our common stock. The board of directors of Newmont Mining Corporation has dispositive and voting power over the shares held by Newmont Mining Corporation. The address of Newmont Mining Corporation is 1700 Lincoln Street, Denver, Colorado 80203.

(13)
Includes warrants to purchase 3,750,000 shares of our common stock. The board of directors of Investec Bank (UK) Limited has dispositive and voting power over the shares held by Investec Bank (UK) Limited. The address of Investec Bank (UK) Limited is 2 Gresham Street, London EC2V 7 QP United Kingdom.

PROPOSAL 1 ELECTION OF DIRECTORS

At the Annual Meeting, our stockholders will elect five (5) directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Unless otherwise directed, all proxies will be voted in favor of the election of Messrs. Oliphant, Threlkeld, Kololian, Konig and Ruth to serve as directors upon their nomination at the Annual Meeting. All nominees other than Mr. Threlkeld currently serve on our Board of Directors and their terms expire at the Annual Meeting. Each nominee has advised us of his willingness to serve as a director and we have no reason to expect that any of the nominees will be unable to stand for election at the date of the Annual Meeting.

Required Vote

To elect a director, the number of votes cast for each director must exceed the number of votes against the director. Votes withheld in the election of directors and abstentions or broker non-votes, if any, will be deemed as present for the purposes of determining the presence of a quorum at the Annual Meeting, but will not be counted towards the election of any person as a director. In the event that any of the nominees should become unavailable before the Annual Meeting, it is intended that shares represented by the enclosed proxy will be voted for one or more substitute nominees as may be nominated by the current Board of Directors.

The Board of Directors unanimously recommends that stockholders vote FOR the election of each nominee listed in this proxy statement.

INFORMATION ABOUT NOMINEES

The following table sets forth information regarding each nominee for director.

Name	Age	Position(s) with the Company
Randall Oliphant	46	Chairman of the Board
Raymond Threlkeld	59	President and Chief Executive Officer
Vahan Kololian	52	Director
Martyn Konig	48	Director
Gerald Ruth	47	Director

Randall Oliphant, age 46, has been the Chairman and CEO of Rockcliff Group Limited, a private corporation actively involved with its shareholdings, primarily in the mining sector, including Silver Bear Resources Inc since September 2004. Mr. Oliphant is on the Advisory Board of Metalmark Capital LLC (formerly Morgan Stanley Capital Partners) and since February 2005 has served on the Board of Western Oil Sands Inc. Since 2003 Mr. Oliphant has served on the boards of a number of public and private companies and not-for-profit organizations. From March 1999 to February 2003, he was the President and CEO of Barrick Gold Corporation. Mr. Oliphant is a Chartered Accountant.

Raymond W. Threlkeld, age 59, has over 30 years of mineral industry experience ranging from discovery, feasibility study, development management, operations management, and corporate officer. Since July 2005, Mr. Threlkeld has been the Chief Operating Officer of Silver Bear Resources Inc., a private mineral resource company. From 1996 to 2005 Mr. Threlkeld held various senior management positions in precious metal mine development with Barrick Gold Corporation and Coeur d'Alene Mines Corporation including the development of the Pierina Mine in Peru, the Bulyanhulu Mine in Tanzania and the Veladero Mine located in Argentina. Mr. Threlkeld has had exploration acquisition success in the Western United States in addition to the management and project development experience sited above.

Vahan Kololian, age 52, is the founder and Managing Partner of TerraNova Partners LP, which invests in the industrial, services and resource sectors. Since 2002 Mr. Kololian has been Chairman of Precinda Corporation, a private manufacturing company. Mr. Kololian started his career in investment banking in 1980 with Burns Fry Limited (now BMO Nesbitt Burns). Since 1990 he has held leadership positions in private equity partnerships. Mr. Kololian also serves on the boards of the following public companies, Terra Nova Acquisition Corporation and Manicouagan Minerals Inc. Mr. Kololian is a Member of the Law Society of Upper Canada.

Martyn Konig, age 48, has 20 years experience in investment banking and commodity markets. Since January 2005 Mr. Konig has served as CEO of AIM listed Latitude Resources Plc. Since June 2001 Mr. Konig has served as Non-Executive Chairman of EBT Mobile China Plc. He has extensive experience in the natural resource sector, which includes senior management responsibility in resource finance and commodity trading operations at various international investment banks. Mr. Konig was a main Board Director of NM Rothschilds and Sons Ltd. for 15 years and held senior positions at Goldman Sachs and UBS. Mr. Konig is a Barrister and Fellow of the Chartered Institute of Bankers.

Gerald Ruth, age 47, has served as a Director since May 2004. Since 2003, Mr. Ruth has operated an independent corporate finance consulting business providing services to companies in a broad range of industries. Mr. Ruth is currently a Director and Chief Financial Officer of Greenwich Global Capital Inc., a capital pool company that is listed on the TSX Venture exchange, a Director and C.E.O. of Yonge Street Capital Corp., a capital pool company that is in the process of completing its initial public offering and listing on the TSX Venture Exchange, and President and C.E.O. of York Street Capital Corp., a limited market dealer involved in corporate finance, capital markets activities and strategic advisory services. From 1988 to 2003, Mr. Ruth held various positions at the Toronto Stock Exchange, where he served as Head of Listings from 1997 to 2003 and was responsible for leading and directing all operations, policy development, and general management within the Listings group. Previously, Mr. Ruth was Listings Manager from 1990 to 1996 where he was responsible for managing original listing applications at the exchange. Mr. Ruth is a Chartered Accountant.

INFORMATION ABOUT EXECUTIVE OFFICERS

The following table sets forth information regarding each of our executive officers other than Raymond Threlkeld, our President and Chief Executive Officer and nominee for Director.

Name	Age	Position(s) with the Company
Brian Penny	43	Chief Financial Officer
Paul Semple	45	Vice President of Projects
Graham Desson	58	Controller and Secretary

Brian Penny, age 43, has over 20 years of experience in mine finance and accounting.  Since January 2005 Mr. Penny has been the Chief Financial Officer of Silver Bear Resources Inc., a private mineral resource company. Since 2004 Mr. Penny has been and Director of, and chairs, the Audit Committees of Equinox Minerals Limited and Baffinland Iron Mines Corporation and since 2005 has been and Director of, and chairs, the Audit Committee of Alamos Gold Inc. While serving as Chief Financial Officer (1993 - 2004) with Kinross Gold Corporation, Mr. Penny was responsible for all finance, banking, hedging and financial reporting activities including the financial due diligence surrounding a U.S. $1.3 billion merger with TVX Gold Inc. and Echo Bay Mines Ltd. Mr. Penny is a Certified Management Accountant.

Paul Semple, age 45, has 23 years of experience in the mining industry and has focused on feasibility studies, project development and operations of precious and base metals deposits. From 2001 until 2006 Mr. Semple has been President of PG Semple Consulting and President of Penguin Automated Systems Inc. Mr. Semple has spent much of his time with Kilborn (later SNC-Lavalin) where he was involved in all aspects of project development from initial studies through to construction and operations. During this time, Mr. Semple held various positions including Vice President and General Manager, SNC Lavalin Engineers and Constructors. Mr. Semple is a Professional Engineer.

Graham Desson, age 58, has served as Controller of Silver Bear Resources Inc., a private Canadian company engaged in mining exploration in the Russian Federation since May 2005. From 2004 to May 2005, Mr. Desson was an independent consultant. From 2001 to 2004 Mr. Desson was engaged as a financial consultant and then served as Director - Treasury of Biovail Corporation, a public pharmaceutical company. Mr. Desson is a Chartered Accountant.

BOARD MEETINGS

Our Board of Directors is responsible for our overall management. During the fiscal year ended December 31, 2005, our Board of Directors held two meetings. All of our Directors attended at least 75% of these meetings.

BOARD COMMITTEES

During the fiscal year ended December 31, 2005 our Audit Committee, Compensation Committee and Corporate Governance Committee consisted of James Mancuso, Douglas Newby and Gerald Ruth. As a result of the resignation of James Mancuso and Douglas Newby from our Board, Mr. Ruth was the sole remaining member of these committees. During fiscal year ended December 31, 2005 our Technical Committee consisted of Thomas Callicrate and James Mancuso. As a result of the resignation of Thomas Callicrate and James Mancuso from the Company’s Board, there are no remaining members of this committee. There were no disagreements between the Directors who resigned and the Company. Our Board of Directors has designated Vahan Kololian, Martyn Konig and Gerald Ruth as independent directors. On March 29, 2006, in place of the foregoing committees, we established a new Audit Committee and a new Compensation, Governance and Environmental committee, each consisting of the following three directors: Vahan Kololian, Martyn Konig and Gerald Ruth.

Audit Committee

The Audit Committee is currently composed of Messrs. Kololian, Konig and Ruth (Chairperson), all of whom are not employees of the Company and have been determined by the Audit Committee and the Board to be independent directors as defined in the Nasdaq Marketplace Rules.

The primary function of the Audit Committee is to assist our Board of Directors in fulfilling its oversight responsibilities by:

•	reviewing the financial statements, financial reports and other financial information provided by the Company to any governmental body or the public and other relevant documents;

•
recommending the appointment and reviewing and appraising the audit efforts of the Company’s independent registered accounting firm and providing an open avenue of communication among the independent auditor, financial and senior management and the Board of Directors;

•
serving as an independent and objective party to monitor the Company’s financial reporting process and internal controls, the Company’s processes to manage business and financial risk, and its compliance with legal, ethical and regulatory requirements; and

•	encouraging continuous improvement of, and fostering adherence to, the Company’s policies, procedures and practices at all levels.

The responsibilities of the audit committee are set forth in an Audit Committee Charter dated March 29, 2006, approved and recommended by the audit committee and adopted by our Board of Directors on March 29, 2006. A copy of the Audit Committee Charter is attached as Appendix A hereto. The Audit Committee met once during fiscal year ended December 31, 2005.

Compensation, Governance, and Environmental Health & Safety Committee

The Compensation, Governance and Environmental Committee (the “CGE Committee”), formed on March 29, 2006. The CGE Committee was formed as a result of a merger of the previous compensation and corporate governance committees with the newly added feature of overseeing the environmental issues of the Company.

The CGE Committee’s primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by:

Compensation

•
reviewing, approving and then recommending to our Board of Directors salary, bonus, and other benefits, direct or indirect, and any change control packages of the Chairperson of the Board of Directors, the President, the Chief Executive Officer and other members of the senior management team;

•	recommending salary guidelines to our Board of Directors;

•	administering our compensation plans, including stock option plans, outside directors compensation plans, and such other compensation plans or structures as are adopted by us from time-to-time;

•	researching and identifying trends in employment benefits;

•	establishing and periodically reviewing our policies in the area of management benefits and perquisites.

Corporate Governance and Nominations

•	assessing the effectiveness of our Board of Directors as a whole as well as discuss the contribution of individual members.

•	assessing and improve our governance practices.

•	proposing new nominees for appointment to our Board of Directors.

•	orienting new Directors.

Environmental

•	overseeing the development and implementation of policies and management systems of the Company’s exploration properties relating to environmental and health and safety issues.

The specific functions and responsibilities of the CGE Committee are set forth in the written Charter of the Compensation, Governance, and Environmental Committee of the Board of Directors dated as of March 29, 2006 (the "CGE Charter"), approved and recommended by the CGE Committee and adopted by our Board of Directors on March 29, 2006. A copy of the CGE Charter is attached as Appendix B hereto.

The CGE Committee currently consists of Messrs. Kololian (Chairperson), Konig and Ruth, all of whom are not employees of the Company and have been determined by the CGE Committee and our Board of Directors to be independent directors in accordance with the Nasdaq Marketplace Rules.

Because the CGE Committee was established on March 29, 2006, it did not meet during the year ended December 31, 2005. Due to the size of our prior Compensation Committee all compensation matters in 2005 were addressed by written consent of the prior Compensation Committee.

Director Nominations Policy

Our Board of Directors has not yet adopted a formal policy regarding qualifications of director candidates. However, in evaluating director nominees, our Board considers a variety of factors, including: the appropriate size of our Board of Directors; our needs with respect to the particular talents and experience of our Directors; the knowledge, skills and experience of nominees, including experience in the gold industry, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board; experience with accounting rules and practices; and the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

To date, we have not engaged third parties to identify, evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

Although, we do not have a formal policy with regard to the consideration of any director candidates recommended by its stockholders, our Board believes its process for evaluation of nominees proposed by shareholders would be no different from the process of evaluating any other candidate. Stockholders should send nominations and a short biography of the nominee to Western Goldfields, Inc., Attention: Chief Financial Officer, 1575 Delucchi Lane, Suite 116, Reno, Nevada 89502, addressed to the Board or any member or members of the Board.

Our Board of Directors will consider director candidates properly submitted by stockholders in accordance with the procedures set forth in Rule 14a-8, Shareholder Proposals, under the Exchange Act (without giving effect to the ability of the Company to exclude director nominee proposals, as is otherwise provided by Rule 14a-8(i)(8)).

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 2005, 2004 and 2003 paid to the Company’s Chief Executive Officer and executive officers who served during the last completed fiscal year.

				Long-Term Compensation
				Awards
Name and Principal Position	Annual Compensation			Securities Underlying Options/ SAR’s	All Other Compensation
	Year	Salary ($)	Bonus

Douglas Newby(1)	2005	--	--	150,000	$104,750
	2004	--	--	450,000	$81,290
	2003	--	--	--	--

Becky Corigliano(2)	2005	$84,060	--	450,000	--
	2004	--	--	--	--
	2003	--	--	--	--

Lawrence O’Connor(3)	2005	$107,995	--	200,000	--
	2004	$98,535	--	575,000	--
	2003	--	--	--	--

Thomas Mancuso(4)	2005	$123,460	--	200,000	--
	2004	$116,300	--	400,000	--
	2003	$68,000	--	--	$6,000(5)

Thomas Callicrate(6)	2005	$100,250	--	200,000	--
	2004	$93,300	--	400,000	--
	2003	$58,200(6)	--	--	$16,750(7)
__________________________

(1)	Mr. Newby resigned as Chairman of the Board, Chief Executive Officer and President on February 13, 2006 and resigned as a Director on March 29, 2006.

(2)	Ms. Corigliano resigned as Chief Financial Officer, Secretary and Treasurer on February 13, 2006.

(3)	Mr. O’Connor resigned as Vice President of Operations in April 2006.

(4)	Mr. Mancuso resigned as a Director and President and Chief Executive Officer effective October 25, 2005.

(5)	Consists of 20,000 units, comprised of one share of our common stock and one warrant to purchase one share of our common stock at $0.45 per share, valued at $0.30 per share at the time of issuance.

(6)	Mr. Callicrate resigned as a Director and Vice President of Exploration effective October 25, 2005.

(7)
Consists of consulting fees paid to Mountain Gold Exploration, Inc., of which Mr. Callicrate is the  President, Secretary and Director, and salary paid directly to Mr. Callicrate. Mr. Callicrate was a Director from August 2002 to October 2005 and Vice President of Exploration from November  2003 to October 2005.

(7)
Consists of 55,832 units, comprised of one share of our common stock and one warrant to purchase  one share of our common stock. The units were issued to Mountain Gold Exploration, Inc. of which Mr. Callicrate is the President, Secretary and Director.

OPTION GRANTS IN LAST FISCAL YEAR (JANUARY 1, 2005 - DECEMBER 31, 2005)

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in the Fiscal Year	Exercise Price	Expiration Date	Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term
					5%	10%
Douglas Newby	75,000	4.5%	$0.40	2010/04/15	$0.51	$0.60
	75,000	4.5%	$0.40	2011/04/15	$0.53	$0.64
Becky Corigliano	50,000	3.0%	$0.50	2008/03/07	$0.67	$0.82
	100,000	6.0%	$0.50	2008/09/07	$0.67	$0.82
	100,000	6.0%	$0.50	2009/03/07	$0.67	$0.82
	100,000	6.0%	$0.40	2010/04/15	$0.51	$0.60
	100,000	6.0%	$0.40	2011/04/15	$0.53	$0.64
Thomas Mancuso	100,000	6.0%	$0.40	2010/04/15	$0.51	$0.60
	100,000	6.0%	$0.40	2011/04/15	$0.53	$0.64
Thomas Callicrate	100,000	6.0%	$0.40	2010/04/15	$0.51	$0.60
	100,000	6.0%	$0.40	2011/04/15	$0.53	$0.64
Lawrence O’Connor	100,000	6.0%	$0.40	2010/04/15	$0.51	$0.60
	100,000	6.0%	$0.40	2011/04/15	$0.53	$0.64

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES TABLE

The following table contains information concerning the number of shares acquired and value realized from the exercise of options by the named executive officers during fiscal 2005 and the number of unexercised options held by the named executive officers at December 31, 2005.

	Number of Shares of Common Stock Underlying Unexercised Options at Year End (December 31, 2005)		Value of Unexercised in the Money Options at Year End (December 31, 2005)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Douglas Newby	525,000	75,000	--	--
Becky Corigliano	350,000	100,000	--	--
Thomas Mancuso	500,000	100,000	--	--
Thomas Callicrate	500,000	100,000	--	--
Lawrence O’Connor	675,000	100,000	--	--

(1)	Options are “in-the-money” if the market price of a share of common stock exceeds the exercise price of the option.

Compensation of Directors

We have in the past compensated our Directors in cash and in shares of our common stock, and have generally in the past granted options to Directors upon joining our Board. We have established a compensation plan for our non-management Directors. Our Chairman receives $30,000 per annum, and non-management directors receive $20,000 per annum. We reimburse our Directors for out of pocket expenses.

During the fiscal year ended December 31, 2005, Gerald Ruth, James Mancuso and Douglas Newby each received options to purchase 150,000 shares of our common stock at an exercise price of $0.40 per share.

Bonuses and Deferred Compensation

We do not have any bonus, deferred compensation or retirement plan. There were no bonuses paid in 2005.

Stock Options

Our Board of Directors chose to make option or warrant awards to select officers, directors, consultants, or shareholder/investors in order to induce them to assist it in implementing its business plan and to provide long term additional incentive. These options or warrants, as awarded, were not awarded pursuant to a plan but are specific individual awards with varying terms and conditions. In some instances, our Board of Directors reserved the right to cancel these awards for non-performance or other reasons, or established a vesting schedule pursuant to which the award is earned.

Employment Contracts, Termination of Employment and Change of Control Arrangements

We are not a party to any employment contracts and change of control arrangements.

REPORT OF THE AUDIT COMMITTEE

HJ & Associates, LLC (“HJ”) served as the Company’s independent registered public accounting firm for the year ended December 31, 2005.

Management is responsible for the Company's internal controls and the financial reporting process. The independent public accountant is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee’s responsibility is to monitor and oversee these processes. In this context, the audit committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2005 with management. Management represented to the Board that the financial statements were prepared in accordance with generally accepted accounting principles.

The audit committee discussed the consolidated financial statements with HJ, and the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees) relating to the conduct of the audit. The audit committee has also received written disclosures and a letter from HJ regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with HJ the independence of that firm. The audit committee considered the compatibility of non-audit services with the independence of HJ.

Based upon the above materials and discussions and the recommendation of the Audit Committee, our Board of Directors decided to include the audited financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005. The members of the Audit Committee are: Vahan Kololian, Martyn Konig and Gerald Ruth (Chairperson). Gerald Ruth is the Audit Committee Financial Expert. The foregoing report was provided by the members of the audit committee pursuant to Section 3(a)(58) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for the fiscal year ended December 31, 2005.

REPORT OF THE COMPENSATION COMMITTEE

Compensation Philosophy. The philosophy of the Company’s Compensation Committee for the fiscal year ended December 31, 2005 was to provide competitive levels of compensation that are appropriate given the performance and commitment of the Company’s executive officers compared with similarly situated executives in gold mining industry; link management’s pay to the achievement of the Company’s annual and long-term performance goals; and assist the Company in attracting and retaining qualified management. However, because of the limited number of companies that can be compared to the Company in terms of stage of resource development, net income, and similar items, a significant amount of subjectivity was involved in the decisions of the Compensation Committee.

Base Salaries. Base salaries for management employees are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for management services, including a comparison of base salaries for comparable positions at comparable companies within the gold industry. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive, and any increased responsibilities assumed by the executive. The Committee believes the base salaries of executive officers are at or below those of similarly situated executives in the gold industry.

Bonus Arrangement. To encourage and reward outstanding corporate and individual performance, the Company from time to time considers awarding merit bonuses to its executive officers, based on the Company’s operating results and the achievement of certain defined major business objectives.

Compensation of Chief Executive Officer. The amount of the Chief Executive Officer’s compensation for the fiscal year ended December 31, 2005 was determined in accordance with the principles discussed in the foregoing paragraphs and was based upon a subjective evaluation by the Committee of the leadership demonstrated by Mr. Newby during the fiscal year.

SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Our Board of Directors has not formally adopted a process to provide stockholders with direct communication with the Board of Directors.  Our Board believes that a formal process for such communication is not necessary at this time, given the size of the Company and the Board, and the limited liquidity of our common stock. Shareholders wishing to contact our Board of Directors should do so in writing and delivered to Attention: Brian Penny, 1575 Delucchi Lane, Suite 116, Reno, Nevada 89502, addressed to the Board or any member or members of the Board.  We encourage the members of our Board of Directors to respond to any shareholder communication they may receive.

We believe that our Directors should make a reasonable effort to attend the Annual Meeting, but we recognize that scheduling constraints or other issues often prevent some of our Directors from attending such meetings. Continued lack of attendance at annual meetings without a valid excuse will be considered by our Board of Directors when determining those board members who will be recommended to our Board of Directors for re-election. We did not hold an annual meeting in 2005.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires certain defined persons to file reports of and changes in beneficial ownership of a registered security with the Securities and Exchange Commission and the National Association of Securities Dealers in accordance with the rules and regulations promulgated by the Commission to implement the provisions of Section 16. Under the regulatory procedure, officers, directors, and persons who own more than ten percent of a registered class of a company's equity securities are also required to furnish us with copies of all Section 16(a) forms they file.

To the best of our knowledge, based solely on a review of the copies of Forms 3, 4 and 5 furnished to us between January 1, 2005 through March 3, 2006, our officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements except as follows: Thomas Callicrate filed a late Form 4 for two transactions that occurred on November 5, 2004 and April 4, 2005; Douglas Newby filed a late Form 4 for the one transaction that occurred on December 3, 2004; Becky Corigliano filed a late Form 4 for the one transaction that occurred on March 7, 2005; and Newmont Mining Corp. filed a late Form 3 for a transaction that occurred on December 1, 2004.

Code of Ethics

Our Board of Directors adopted a Code of Ethics which applies to all of our Directors, executive officers and employees. A copy of the Code of Ethics is available upon request to Brian Penny, Chief Financial Officer, Western Goldfields, Inc., 1575 Delucchi Lane, Suite 116, Reno, Nevada 89502.

RELATED PARTY TRANSACTIONS

In January 2004 Douglas J. Newby joined our Board of Directors and in October 2005 he was appointed President and Chief Executive Officer. Mr. Newby resigned as President and Chief Executive Officer in February 2006 and from our board of directors in March 2006. In connection with joining our Board of Directors in January 2004, we issued Mr. Newby the following options to purchase shares of our common stock, in each case exercisable for a five year period from the date of vesting:

•	75,000 shares exercisable immediately at an exercise price of $0.50 per share;

•	75,000 shares exercisable after six months from the date of grant at an exercise price of $0.75 per share;

•	50,000 shares exercisable after 15 months from the date of grant at an exercise price of $1.00 per share; and

•	50,000 shares exercisable after 20 months from the date of grant at an exercise price of $1.00 per share

In January 2004, we hired Mark C. Shonnard as our Chief Financial Officer, Secretary and Treasurer. Mr. Shonnard subsequently left the Company in February 2005. In connection with his hiring, we issued to Mr. Shonnard the following options to purchase shares of our common stock, in each case exercisable for a three year period from the date of vesting:

•	50,000 shares exercisable immediately at an exercise price of $1.00 per share;

•	150,000 shares exercisable after six months from the date of grant at an exercise price at the then current market price per share; and

•	150,000 shares exercisable after 12 months from the date of grant at an exercise price of the then current market price per share.

Mr. Shonnard was also granted options to purchase shares of our common stock, exercisable for a five year period from the date of vesting, in the amount of 100,000 shares exercisable immediately at an exercise price of $1.00 per share. Mr. Shonnard resigned in February 2005.

In January 2004, we hired Lawrence J. O’Connor as our Vice President of Operations. In connection with his hiring, we issued to Mr. O’Connor the following options to purchase shares of our common stock, in each case exercisable for a three year period from the date of vesting:

•	75,000 shares exercisable immediately at an exercise price of $1.00 per share;

•	150,000 shares exercisable after six months from the date of grant at an exercise price of the then current market price per share; and

•	150,000 shares exercisable after 12 months from the date of grant at an exercise price of the then current market price per share.

Mr. O'Connor resigned in April 2006.

In January 2004, we issued options to purchase shares of our common stock, exercisable for a five year period from the date of vesting at an exercise price of $1.00 per share, in the amounts of 100,000 shares, 100,000 shares, 150,000 shares, 150,000 shares and 75,000 shares, respectively, to directors James Mancuso, Ken Brunk, Thomas K. Mancuso, Thomas Callicrate and John P. Ryan. Messrs. James Mancuso, Brunk, Thomas Mancuso, Callicrate and Ryan have subsequently resigned from our Board of Directors.

In March 2004, we issued 25,000 shares of common stock to Mountain Gold Exploration Inc. (“Mountain Gold”) and 50,000 shares of common stock to Lane Griffin for work commitments required under the term of a mineral lease. Mr. Callicrate, our former Vice President of Exploration and a former director, is the President, Secretary and Treasurer of Mountain Gold.

In April 2004, we issued warrants to purchase 150,000 shares of our common stock to Harrison Western Construction Company in connection with the management contract for the Mesquite Mine. The warrants are exercisable for $1.00 per share for a period of three years. Kenneth A. Brunk is the President and CEO of Harrison Western Construction Company. Mr. Brunk subsequently resigned from our Board of Directors.

In May 2004, Gerald B. Ruth joined our Board of Directors. In connection with his joining our Board of Directors, we issued to Mr. Ruth the following options to purchase shares of our common stock, in each case exercisable for a five year period from the date of vesting:

•	75,000 shares exercisable immediately at an exercise price of $0.50 per share;

•	75,000 shares exercisable after six months from the date of grant at an exercise price of $0.75 per share;

•	50,000 shares exercisable after 15 months from the date of grant at an exercise price of $1.00 per share; and

•	50,000 shares exercisable after 20 months from the date of grant at an exercise price of $1.00 per share.

In September 2004, we issued options to purchase shares of our common stock to our Directors and executive officers, in each case exercisable for a ten year period from the date of vesting at an exercise price of $0.75 per share:

Name	Option Shares	Vesting
Thomas K. Mancuso	100,000 75,000 75,000	Immediately 6 months after date of grant 12 months after date of grant

Thomas E. Callicrate	100,000 75,000 75,000	Immediately 6 months after date of grant 12 months after date of grant

James Mancuso	100,000 50,000 50,000	Immediately 6 months after date of grant 12 months after date of grant

Douglas J. Newby	100,000 50,000 50,000	Immediately 6 months after date of grant 12 months after date of grant

Gerald B. Ruth	100,000 50,000 50,000	Immediately 6 months after date of grant 12 months after date of grant

Mark C. Shonnard	100,000 50,000 50,000	Immediately 6 months after date of grant 12 months after date of grant

Lawrence J. O’Connor	100,000 50,000 50,000	Immediately 6 months after date of grant 12 months after date of grant

Messrs. Thomas Mancuso, Callicrate, James Mancuso, Newby, Shonnard and O’Connor are no longer officers or Directors of the Company.

On December 31, 2004, we entered into a subscription agreement with RAB Special Situations, LP Special Situations, LP. Pursuant to the subscription agreement, we issued and sold to RAB Special Situations, LP 1,000,000 shares of our series “A-1” convertible preferred stock and warrants to purchase up to 500,000 shares of our series “A-1” convertible preferred stock for an aggregate purchase price of $500,000. The warrants issued under the subscription agreement entitle the holder to purchase up to 500,000 shares of series “A-1” convertible preferred stock at an exercise price per share of $0.60. The warrants are exercisable for a period of two years at any time on or after December 31, 2004. The number of shares of series “A-1” convertible preferred stock and the purchase price per share of series “A-1” convertible preferred stock are subject to adjustment from time to time under certain circumstances. In connection with the subscription agreement, we entered in a registration rights agreement, pursuant to which, we agreed under certain circumstances to register under the Securities Act of 1933, the shares of common stock issuable upon conversion or exercise of the securities sold in the transaction.

In February 2005 we issued 12,500 shares of our common stock to IW Exploration Co. (“IW”) and 12,500 shares of common stock to Mountain Gold Exploration, Inc. (“Mountain Gold”) for lease payments due under an Exploration and Mining Lease Agreement (“the Lease Agreement”), and on March 1, 2005 we issued 25,000 shares of common stock to IW and 25,000 shares of our common stock to Mountain Gold for lease payments due under the Lease Agreement. Thomas Callicrate, our former Vice President of Exploration and a former Director, is the President, Secretary and Treasurer of Mountain Gold.

In February 2005, we cancelled warrants to acquire 50,000 shares of common stock at $1.70 and warrants to acquire 200,000 shares of common stock at $1.00 and replaced them with warrants to acquire 225,000 shares of common stock at $0.60.

These warrants were issued to Proteus Capital Corp. a company controlled by Douglas Newby, our former President

In March 2005, we hired Becky Corigliano as our Chief Financial Officer. In connection with her hiring, we issued to Ms. Corigliano the following options to purchase shares of our common stock, in each case exercisable for a five year period from the date of vesting:

•	50,000 shares exercisable immediately at an exercise price of $0.50 per share;

•	100,000 shares exercisable after six months from the date of grant at an exercise price of $0.50 per share; and

•	100,000 shares exercisable after 12 months from the date of grant at an exercise price of $0.50 per share.

Ms. Corigliano resigned in February 2005.

In April 2005, we issued options to purchase shares of our common stock to our Directors and executive officers, in each case exercisable for a five year period from the date of vesting at an exercise price of $0.40 per share:

Name	Option Shares	Vesting
Thomas K. Mancuso	100,000 100,000	Immediately 12 months after date of grant

Thomas E. Callicrate	100,000 100,000	Immediately 12 months after date of grant

James Mancuso	75,000 75,000	Immediately 12 months after date of grant

Douglas J. Newby	75,000 75,000	Immediately 12 months after date of grant

Gerald B. Ruth	75,000 75,000	Immediately 12 months after date of grant

Lawrence J. O’Connor	100,000 100,000	Immediately 12 months after date of grant

Becky Corigliano	100,000 100,000	Immediately 12 months after date of grant

Each of Messrs. Thomas Mancuso, Callicrate, James Mancuso, Newby, O’Connor and Ms. Corigliano are no longer officers or Directors of the Company.

In April 2005, we issued 35,000 shares of our common stock to Mountain Gold. and 35,000 shares of common stock to Lane Griffin for work commitments required under the terms of the Lease Agreement. Thomas Callicrate, who at the time was our Vice President of Exploration and a Director, is the President, Secretary and Treasurer of Mountain Gold. On the same date, the Company issued 25,000 shares of common stock to Proteus Capital Corp. (“Proteus”), a corporation owned and controlled by Douglas Newby, who at the time was Executive Vice-President and a Director of the Company, in consideration for the negotiation of a subscription agreement with RAB.

Mr. Newby had a separate consulting relationship with the Company, whereby Proteus was compensated for consulting services at the rate of $4,000 per month plus expenses. On February 15, 2005 Proteus agreed to provide executive management and director services on a part-time basis for us for a monthly fee of $9,167. Mr. Newby resigned as our Chairman of the Board, President and Chief Executive Officer effective February 13, 2006 and as a Director effective March 29, 2006.

In February 2006, we sold 20,000,000 units at the purchase price of $0.30 per unit to 28 accredited investors for an aggregate sales price of $6,000,000. Each unit consisted of one share of our common stock and one half of one warrant to purchase one share of our common stock, exercisable at $0.45 per share (the “February Private Placement”). The warrants become exercisable upon approval by our shareholders of an amendment to our articles of incorporation increasing the number of our authorized shares of common stock to a number in excess of 115,000,000. Each of the following officers and directors invested in the February Private Placement:

•	Investec Bank (UK) Limited, a new investor, purchased 7,500,000 units for an aggregate purchase price of $2,250,000;

•
Rockcliff Group Limited, a corporation of which our Chairman of the Board, Randall Oliphant, is the sole shareholder, Chairman and Chief Executive Officer, purchased 2,500,000 units for an aggregate purchase price of $750,000;

•	Martyn Konig, our Director, purchased 333,333 units for an aggregate purchase price of $100,000;

•	TerraNova Partners L.P., a limited partnership of which our Director, Vahan Kololian, is the founder and managing partner, purchased 833,334 for an aggregate purchase price of $250,000;

•	Raymond Threlkeld, our Chief Executive Officer, purchased 333,334 units for an aggregate purchase price of $100,000;

•	Brian Penny, our Chief Financial Officer, purchased 333,333 units for an aggregate purchase price of $100,000;

•	Sandra-Meddick-Ruth, the wife of our Director, Gerald Ruth, purchased 500,000 units for an aggregate purchase price of $150,000; and

•	Muriel A. Ruth, the mother of our Director, Gerald Ruth, purchased 133,334 units for an aggregate purchase price of $40,000.

In February 2006, we issued options to purchase shares of our common stock to our Directors and officers, in each case exercisable upon approval by our shareholders of an amendment to our articles of incorporation increasing the number of our authorized shares of our common stock to a number in excess of 115,000,000 (the “Effective Date”) and at an exercise price of $0.34.

Name	Option Shares	Vesting
Randall Oliphant	2,500,000	Three equal annual installments beginning on Effective Date
Martyn Konig	750,000	Three equal annual installments beginning on Effective Date
Vahan Kololian	750,000	Three equal annual installments beginning on Effective Date
Raymond Threlked	1,250,000	Three equal annual installments beginning on Effective Date
Brian Penny	1,000,000	Three equal annual installments beginning on Effective Date
Paul Semple	700,000	Three equal annual installments beginning on Effective Date
Graham Desson	500,000	Three equal annual installments beginning on Effective Date

In February 2006, we issued 200,000 shares of our common stock to the shareholders of Nevada Colca Gold Inc. (“Nevada Colca”) pursuant to an Asset Purchase Agreement dated January 24, 2006. The Company thereby acquired certain assets comprising office equipment, property files, an environmental bond and cash for consideration of $120,000. Lawrence O’Connor, who at the time was our Vice President - Operations, also served as President of Nevada Colca.

We share office space in Toronto, Ontario, Canada with Silver Bear Resources Inc. (“SBR”). Randall Oliphant and Brian Penny are each officers and shareholders of SBR. We have agreed to pay 50% of all overhead costs incurred in connection with this office.

PROPOSAL 2 APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FROM 100,000,000 TO 500,000,000

General

On May 11, 2006, our Board of Directors unanimously approved for submission to our stockholders an amendment to our Articles of Incorporation Article VI to increase the number of shares of common stock authorized from 100,000,000 to 500,000,000 shares. The following summary of the proposed amendment to Article IV (the "Article IV Proposed Amendment") is qualified in its entirety by reference to Appendix C to this Proxy Statement, which contains a complete text of the Article IV Proposed Amendment.

Description of the Common Stock

Our currently authorized capital stock consists of 100,000,000 shares of common stock, par value $0.01 per share. As of May 12, 2006, we had 61,246,301 shares of common stock issued and outstanding. The following discussion summarizes our common stock. This summary is not complete and you should refer to our articles of incorporation and our bylaws, which have been filed as exhibits to our Form 10-KSB for year ended December 31, 2005 filed on April 13, 2006.

The holders of our common stock are entitled to dividends, if any, as our Board of Directors may declare from time to time from legally available funds, subject to the preferential rights of the holders of any shares of our outstanding series “A-1” convertible preferred stock or any other class of preferred stock that we may issue in the future. There are currently no dividends that have been declared for our common stock that are outstanding and thus in arrears. The holders of our common stock are entitled to one vote per share on any matter to be voted upon by shareholders.

Our articles of incorporation do not provide for cumulative voting in connection with the election of Directors. Accordingly, Directors will be elected by a plurality of the shares voting once a quorum is present. No holder of our common stock has any preemptive right to subscribe for any shares of capital stock issued in the future.

Upon any voluntary or involuntary liquidation, dissolution or winding up of our affairs, the holders of our common stock are entitled to share, on a pro rata basis, all assets remaining after payment to creditors and subject to prior distribution rights of any shares of our outstanding series “A-1” convertible preferred stock or any other class of preferred stock that we may issue in the future.

Reason for Stockholder Approval

We currently have 100,000,000 shares of common stock authorized, of which (i) 61,246,301 shares were outstanding as of May 12, 2006, (ii) 44,550,079 shares are reserved for issuance upon the exercise of options and warrants and (iii) 4,411,764 shares are reserved for issuance upon the conversion of the Series A-1 Preferred Stock and the preferred warrant.

In February 2006, we issued options and warrants to purchase 14,016,667 shares of our common stock. These options and warrants may not be exercised until our shareholders approve an increase in the number of authorized shares of our common stock to cover all exercises.

We plan on increasing our mining activities primarily to expand the mining of our Mesquite Mine property. Thus, we expect to continue to make substantial expenditures in mining and exploration and as the opportunities for growth in operations increase we are likely to require additional financing. Such financing could result in the issuance of shares of common stock or securities convertible into or exchangeable for common stock. Our Board of Directors believes that the increase in the number of authorized shares of common stock is in the best interest of the Company and its stockholders and is advisable, as the availability thereof will provide the Company with the flexibility of having an adequate number of authorized but unissued shares of common stock available for future financing requirements, including for funding mining and exploration, acquisitions and other corporate purposes without the expense or delay attendant in seeking stockholder approval at any special or annual meeting.

If the Article IV Proposed Amendment is approved by our stockholders, the additional 400,000,000 shares of common stock to be authorized would be issuable at any time, and from time to time, by action of our Board of Directors, without further authorization from our stockholders, except as required by applicable law or rules and regulations to which we may be subject and except for 14,016,667 shares that will be reserved for issuance upon the exercise of the options and warrants describe above. Other than the 14,016,667 shares that will be reserved for issuance upon the exercise of the options and warrants described above, we have no current plans to issue these newly authorized shares for any specific purpose.

Effect of Increase

If our stockholders approve the proposed amendment, we will have greatly increased our authorized shares. Our Board may cause the issuance of additional shares of common stock without further vote of our stockholders of the Company, except as may be required in particular cases by our charter documents, applicable law or the rules of any national securities exchange on which shares of common stock of the Company may then be listed. Under the our Articles of Incorporation, our stockholders do not have preemptive rights to subscribe to additional securities that may be issued by us, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of common stock. In addition, if our Board elects to cause the Company to issue additional shares of common stock or securities convertible into or exercisable for common stock, such issuance could have a dilutive effect on the voting power and earnings per share of existing stockholders.

The additional authorized shares of our common stock could also create impediments to an attempt to affect a takeover or change in control of us. Authorized and unissued shares of our common stock could be issued in one or more transactions that would make a change in control of us more difficult, and therefore less likely. Any such issuance of additional stock could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of us or to increase the potential cost to acquire control of us. Accordingly, the increase in the number of authorized shares of our common stock may deter a future takeover attempt which holders of our common stock may deem to be in their best interest or in which holders of our common stock may be offered a premium for their shares over the then current market price. The proposed amendment was not approved by our Board of Directors in response to any threatened or perceived takeover threat, and we have no knowledge of such a threat as of the date of this Proxy Statement.

Required Vote

To approve the Article IV Proposed Amendment, the number of votes cast in favor of the Article IV Proposed Amendment must exceed the number of votes opposing the action. Abstentions or broker non-votes, if any, will not be counted as votes “cast” with respect to this matter.

The Board of Directors unanimously recommends that stockholders vote FOR this Proposal.

PROPOSAL 3 APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NUMBER OF AUTHORIZED DIRECTORS TO NOT LESS THAN THREE AND NOT MORE THAN NINE

General

On May 11, 2006, our Board of Directors unanimously approved for submission to our stockholders an amendment to our articles of incorporation Article V to change the number of authorized directors to not less than three and not more than nine. The following summary of the proposed amendment to Article V (the "Article V Proposed Amendment") is qualified in its entirety by reference to Appendix C to this Proxy Statement, which contains a complete text of the Article V Proposed Amendment.

Reason for Stockholder Approval

Our articles of incorporation currently indicate the number of authorized directors as not less than three or more than five. Our bylaws state the number of authorized directors as not less than three or more than nine. To reconcile our articles of incorporation and our bylaws, we have decided to conform the number of authorized directors in our articles of incorporation to the number authorized in our bylaws. Vacancies on our Board that occur during the year may be filled by our Board to serve for the remainder of the term for which he was named or until his successor is elected and qualified.

Required Vote

To approve the Article V Proposed Amendment, the number of votes cast in favor of the Article V Proposed Amendment must exceed the number of votes opposing the action. Abstentions or broker non-votes, if any, will not be counted as votes “cast” with respect to this matter.

The Board of Directors unanimously recommends that stockholders vote FOR this Proposal.

PROPOSAL 4 APPROVAL OF THE ADOPTION OF THE COMPANY'S 2006 STOCK INCENTIVE PLAN

On May 11, 2005, our Board of Directors, subject to stockholder approval, unanimously approved the Company's 2006 Stock Incentive Plan (the "Plan"). The Plan is intended to provide an incentive to employees (including executive officers), directors and consultants of the Company and its affiliates. Any proceeds derived from the sale of shares will be used for general corporate purposes of the Company. The purpose of the Plan is to promote the interests of the Company and its stockholders by aligning the interests of selected eligible persons under the Plan with the interests of our stockholders. Through the Plan, we are better able to attract, retain and reward quality employees, officers, directors and consultants.

PLAN SUMMARY

The following summary of certain material features of the Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, a copy of which is set forth as Exhibit D to this Proxy Statement.

Shares Subject to the Incentive Plan and Eligibility

The Plan authorizes the issuance of a maximum of 5,000,000 shares of our common stock (subject to adjustment as described below) pursuant to options to purchase common stock to employees (including officers and directors who are employees) and non-employee directors of, and consultants to, the Company, all of which may be granted in the form of incentive stock options. Upon expiration, cancellation or termination of unexercised options, the shares of our common stock subject to such awards will again be available under the Plan. We estimate that approximately 36 employees (including four executive officers) and four directors are currently eligible to participate in the Plan. Based on the average high and low prices of our common stock on May 10, 2006, the market value of 5,000,000 shares of our common stock available under the Plan is $14,500,000.

Type of Awards

The Plan provides for the grant of (i) "incentive stock options" ("ISOs") within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) non-qualified stock options (which are stock options that do not qualify as ISOs ("NQSOs," and together with ISO, “Awards”).

Administration

The Plan will be administered by our Board of Directors or a committee of our Board of Directors (the "Administrators") consisting of at least two members of our Board, each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act. It is also intended that each member of any such committee will be an "outside director" within the meaning of Section 162(m) of the Code.

Among other things, the Administrators are empowered to determine, within the express limits contained in the Plan: the employees, directors and consultants to be granted Awards, the times when Awards shall be granted, whether an option is to be an ISO or a NQSO, the exercise price of each option, the term of each option, the date each option shall become exercisable as well as any terms, conditions or installments relating to the Award or exercisability of each option, whether and under what conditions to accelerate the date of vesting of an Award or exercise of any option or installment, the form of payment of the exercise price, the amount, if any, required to be withheld with respect to an Award and, with the consent of the Award grantee, to modify an Award. The Administrators are also authorized to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for administering the Plan and to construe the Plan.

None of the Awards issuable under the Plan are intending to be deferred compensation pursuant to Section 409A of the Code. The Plan’s provisions shall be administered and construed by our Board in a manner to fulfill such intent.

Terms and Conditions of Options

Options granted under the Plan will be subject to, among other things, the following terms and conditions:

(a)
The exercise price of each option will be determined by the Administrator; provided, however, that the exercise price of an option may not be less than the fair market value of our common stock on the date of grant (however, in the case of an ISO,110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

(b)
Options may be granted for terms determined by the Administrator; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of our voting power).

(c)
The maximum number of shares of our common stock for which options may be granted to an employee, director or consultant in any calendar year is 210,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

(d)
The exercise price of each option is payable in full upon exercise or, if the applicable stock option contract ("Contract") entered into by us with an optionee permits, in installments. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in shares of our common stock or by our withholding from the purchased shares an amount having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or any combination thereof. Exercise may also be permitted, in the discretion of the Administrator, pursuant to a broker's sale of our common stock issuable upon exercise of an Option, or, to the extent permitted under the Sarbanes-Oxley Act of 2002, by delivery of a full or limited recourse, interest bearing promissory note secured by the shares of our common stock for which the award is exercised.

(e)
Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee or his or her legal representatives.

(f)
Except as may otherwise be provided in the applicable Contract, if the optionee's relationship with us as an employee, director or consultant is terminated for any reason (other than the death or disability of the optionee), the option may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option. However, if the relationship is terminated either for cause or without our consent, the option will terminate immediately. In the case of the death of an optionee while an employee, director or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. Except as otherwise provided in the Contract, an optionee whose relationship with us was terminated by reason of his or her disability may exercise the option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option. Options are not affected by a change in the status of an optionee so long as he or she continues to be an employee or director of, or a consultant to, the Company.

(g)
We may withhold cash and/or shares of our Common Stock having an aggregate value equal to the amount which we determine is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, we may require the optionee to pay us such amount, in cash, promptly upon demand.

Adjustment in Event of Capital Changes

Appropriate adjustments will be made in the number and kind of shares available under the Plan, in the number and kind of shares subject to each outstanding option and the exercise prices of such options, as well as the number of shares subject to future grants to non-employee directors and limitation on the number of shares that may be granted to any employee, director or consultant in any calendar year, in the event of any change in our common stock by reason of any stock dividend, split-up, spin off, combination, reclassification, recapitalization, merger in which we are the surviving corporation, exchange of shares or the like. In the event of (a) the liquidation or dissolution of the Company, (b) a merger in which the Company is not the surviving corporation or a consolidation, or (c) a sale of all or substantially all of the Company's assets, the Board of Directors of the Company shall, as to outstanding options, either (i) make appropriate provisions for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of our common stock; provided, only that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (ii) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates. Any adjustments will be made in compliance with Section 409A of the Code to avoid treatment of the Awards as a deferral of compensation.

Duration and Amendment of the Plan

No option may be granted under the Plan after May 11, 2016. Our Board of Directors may at any time terminate or amend the Plan; provided, however, that, without the approval of our shareholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of options or increase the maximum number of options that may be granted to an employee, director or consultant in any calendar year, (b) change the eligibility requirements for persons who may receive options or (c) make any changes for which applicable law or regulatory authority requires shareholder approval. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee's consent.

Number of Awards to be Issued

Because the Awards under the Plan are discretionary, we are unable to calculate the amount of any Awards that may be granted pursuant to the Plan for the fiscal year ending December 31, 2006 or any subsequent fiscal years. Because none of the Awards constitutes a public offering, we rely on the exemption found in Section 4(2) of the Securities Act of 1933, as amended, for all Awards issued pursuant to the Plan

Certain Federal Income Tax Consequences

The following is a general summary of certain material federal income tax consequences of the grant, ownership and disposition of Awards under the Plan (including the receipt, ownership and the disposition of any underlying security). This description is based on current law which is subject to change, possibly with retroactive effect. This discussion does not purport to address all tax considerations relating to the grant, ownership and disposition of an Award or resulting from the application of special rules to a particular recipient (each, a “Grantee”) of an Award (including a recipient subject to the reporting and short-swing profit provisions under Section 16 of the Securities Exchange Act of 1934, as amended), and any state, local, foreign and other tax consequences inherent in the receipt, ownership and disposition of any Award and the acquisition, ownership and disposition of any underlying security. This discussion applies to a U.S. citizen or resident individual who receives any Award under the Plan in connection with the provision of services by such person to the Company or any affiliate. Each Grantee should consult with his or her own tax advisors with respect to the tax consequences inherent in the receipt, ownership and disposition of any Award issued under the Plan (including the acquisition, ownership and disposition of any underlying security).

NEW RULES APPLICABLE TO INCENTIVE AND DEFERRED COMPENSATION

Recent tax legislation made significant revisions to the tax rules applicable to incentive and deferred compensation plans (which, under the statutory definition, may include the Plan and any Award). Pending further administrative and judicial guidance, the scope and application of the new compensation rules remain unclear. Given their potentially broad scope, the new compensation rules of Section 409A of the Code, and the regulations and guidance issued thereunder, may apply to an Award under the Plan, unless the Award strike price equals the fair market value of the underlying common stock on the date the Award is granted (including any later adjustments made pursuant to changes in capitalization and substitution of underlying securities) and the Award contains no deferral features (other than the option mechanism itself). The Company intends for the Plan and Awards to meet the exclusion rules regarding treatment of options as deferral of compensation under the regulations promulgated under Section 409A of the Code.

TAX CONSEQUENCES

The following discussion outlines generally the federal income tax consequences of participation in the Plan. Individual circumstances may vary and each Grantee should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Plan.

Non-Qualified Options

A Grantee will not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof. At the time the Grantee exercises a non-qualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of our common stock on the date the option is exercised over the price paid for our common stock, and we will then be entitled to a corresponding deduction.

Depending upon the period shares of our common stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long- term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified option was exercised.

Incentive Stock Options

A Grantee who exercises an incentive stock option will not be taxed at the time he or she exercises the option or a portion thereof. Instead, he or she will be taxed at the time he or she sells our common stock purchased pursuant to the option. The Grantee will be taxed on the difference between the price he or she paid for the stock and the amount for which he or she sells the stock. If the Grantee does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the Grantee will be entitled to capital gain or loss treatment based upon the difference between the amount realized on the disposition and the aggregate exercise price and we will not get a corresponding deduction. If the Grantee sells the stock at a gain prior to that time, the difference between the amount the Grantee paid for the stock and the lesser of the fair market value on the date of exercise or the amount for which the stock is sold, will be taxed as ordinary income and we will be entitled to a corresponding deduction; if the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount is taxed as capital gain. If the Grantee sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.

Exercise of an incentive option may subject a Grantee to, or increase a Grantee's liability for, the alternative minimum tax.

The Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986.

ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED IN THIS PROXY STATEMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY PERSON FOR PURPOSES OF AVOIDING ANY PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE. IN ADDITION, ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED IN THIS PROXY STATEMENT WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING BY OR TO ANOTHER PARTY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

New Plan Benefits

The benefits to be received by Plan participants and the number of total units of equity securities to be granted under the Plan cannot be determined at this time since the amount of each year’s grant is to be determined at the discretion of the Administrator and the form of grants to be made in any year is to be determined at the discretion of the Administrator.

Required Vote

The approve the adoption of the 2006 Stock Incentive Plan, the number of votes cast in favor of approving the plan must exceed the number of votes opposing the action. Abstentions or broker non-votes, if any, will not be counted as votes “cast” with respect to this matter.

The common stock beneficially held by our directors, senior officers and certain other insiders (and their associates) who may participate in the 2006 Stock Incentive Plan will be excluded from the votes cast with respect to this matter.

The Board of Directors unanimously recommends that stockholders vote FOR the approval of the adoption of the 2006 Stock Incentive Plan.

PROPOSAL 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM S

The firm of HJ & Associates, LLC audited our financial statements for the fiscal year ended December 31, 2005. The audit committee has appointed that firm to act as our independent registered public accounting firm for the fiscal year ending December 31, 2006. Our Board of Directors believes it is appropriate to present at the Annual Meeting a resolution ratifying the appointment of HJ & Associates, LLC (“HJ & Associates”) as our independent registered public accounting firm for the fiscal year ending December 31, 2006. A representative of HJ & Associates is not expected to be present at the Annual Meeting and thus is not expected to be available to respond to questions or have the opportunity to make a statement if he desires to do so.

Change in Independent Registered Public Accounting Firm

Effective, December 2, 2004, we dismissed Williams & Webster, P.S. (“Williams & Webster”) as our independent registered public accounting firm.

The reports of Williams & Webster on our financial statements for the fiscal years ended December 31, 2003 and 2002 contained neither an adverse opinion nor a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles. However, for the year ended December 31, 2002, Williams & Webster included a going concern qualification in our audited financial statements.

The decision not to continue the independent accountant relationship was approved by the audit committee of our Board of Directors.

During the fiscal years ended December 31, 2003 and 2002 and any subsequent period through December 2, 2004, there were no disagreements with Williams & Webster, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Williams & Webster's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on our financial statements.

As required by federal securities laws, we provided Williams & Webster with a copy of our Report on Form 8-K dated December 8, 2004 reporting the change in auditors and requested that Williams & Webster furnish us with letters addressed to the SEC stating whether or not it agreed with the statements in such Form 8-K. A Copy of the letter from Williams & Webster dated December 7, 2004 was filed as an exhibit to the Company's Form 8-K.

On December 3, 2004, we engaged HJ & Associates as our registered public accounting firm. During the years ended December 31, 2003 and 2004, and any subsequent period through December 2, 2004, we did not consult HJ & Associates regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

Principal Accountant Fees and Services

The following tables present the fees for professional audit services rendered and fees billed for other services rendered by HJ & Associates LLC, our independent registered public accounting firm, for the fiscal years ended December 31, 2005 and 2004. Williams & Webster, our former independent registered public accounting, also performed services for us in 2004.

Fees billed for Services Rendered by HJ & Associates LLC	2004	2005
Audit fees	$36,182	$63,594
Audit-related fees	--	--
Tax fees	--	$3,500(1)

Total	$36,182	$67,094

(1) Fees charged by Scott Thunder, CPA for services rendered in connection with the preparation of our 2004 income tax return.

Fees billed for Services Rendered by Williams & Webster	2004	2005
Audit fees	--	--
Audit-related fees	--	--
Tax fees	$1,445	--
Other Fees	$21,894
Total	$23,339	--

Audit Fees

This category includes fees paid for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-QSB. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of our annual and interim financial statements, including the application of proposed accounting rules and the preparation of an annual "management letter" containing observations and discussions on internal control matters.

Audit-Related Fees

This category includes services reasonably related to the performance of the audit or review of our financial statements.

Tax Fees

This category consists of professional services rendered for tax compliance and tax advice. The services for the fees disclosed under this category include tax advisory services associated with our ongoing business and business ventures.

All Other Fees

The Audit Committee reviews and approves audit and permissible non-audit services performed by its independent auditors, as well as the fees charged for such services. In its review of non-audit service fees and the appointment of its independent auditors as our independent accountants, the Audit Committee considered whether the provision of such services is compatible with maintaining its auditors’ independence. One hundred percent of the services provided and fees charged by its independent auditors in 2005 were pre-approved by the Audit Committee.

Required Vote

To ratify the appointment of HJ & Associates, LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006, the number of votes cast in favor of the ratification must exceed the number of votes opposing the action. Abstentions or broker non-votes, if any, will not be counted as votes “cast” with respect to this matter.

The Board of Directors unanimously recommends that stockholders vote FOR this Proposal.

MISCELLANEOUS

Stockholder Proposals

Any stockholder proposal intended to be presented at the 2007 Annual Meeting of Stockholders, to be held on September 17, 2007, and to be included in the proxy statement and form of proxy distributed by the Board of Directors in connection with the 2007 annual meeting of stockholders, must be received by us in writing not later than July 17, 2007.

If we do not receive written notice by August 17, 2007 from a stockholder who intends to present at the next annual meeting a proposal that is not discussed in our proxy statement, the persons named in the proxy accompanying our proxy statement for that annual meeting will have the discretionary authority to vote on such proposal at such meeting.

Solicitation of Proxies

We are bearing the cost of preparing, assembling, printing and mailing the Notice of Annual Meeting, this Proxy Statement and proxies. We will also reimburse brokers who are holders of record of our common stock for their reasonable out-of-pocket expenses in forwarding proxies and proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, proxies may be solicited without extra compensation by our Directors, officers and employees by telephone, telecopy, email or personal interview.

Other Matters

Management does not intend to bring before the Annual Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Annual Meeting, the persons named in the proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Annual Meeting.

Proxies

All stockholders are urged to fill in their choices with respect to the matters to be voted upon, sign and promptly return the enclosed form of proxy.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” the information we file with them, which means that we can disclose important information to you about us by referring you to those documents. The information incorporated by reference is considered to be part of this Proxy Statement. We incorporate by reference in this Proxy Statement our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, including financial statements and reports thereon of HJ & Associates, LLC, filed on April 13, 2006, which is enclosed herewith.

By Order of the Board of Directors,

Brian Penny
Chief Financial Officer

APPENDIX A

WESTERN GOLDFIELDS, INC.
(the “Company”)
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

I. PURPOSE

The Audit Committee is a committee of the Board of Directors. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by:

•	reviewing the financial statements, financial reports and other financial information provided by the Company to any governmental body or the public and other relevant documents;

•
recommending the appointment and reviewing and appraising the audit efforts of the Company’s independent auditor and providing an open avenue of communication among the independent auditor, financial and senior management and the Board of Directors;

•
serving as an independent and objective party to monitor the Company’s financial reporting process and internal controls, the Company’s processes to manage business and financial risk, and its compliance with legal, ethical and regulatory requirements; and

•	encouraging continuous improvement of, and fostering adherence to, the Company’s policies, procedures and practices at all levels.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter. The Audit Committee’s primary function is to assist the Board of Directors in fulfilling its responsibilities and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the Company’s independent auditors are responsible for auditing those financial statements.

II. COMPOSITION AND MEETINGS

The Audit Committee shall be comprised of a minimum of three directors as determined by the Board, all of whom shall be independent directors. All members of the Committee shall, to the satisfaction of the Board of Directors, be financially literate.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances require. The Committee shall meet prior to the filing of quarterly financial statements to review and discuss the unaudited financial results for the preceding quarter and the related Management Discussion & Analysis and shall meet prior to filing the annual audited financial statements to review and discuss the audited financial results for the year and related Management Discussion & Analysis.

As part of its job to foster open communication, the Committee should meet at least annually with management and the independent auditor in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. For purposes of performing their oversight related duties, members of the Committee shall have full access to all corporate information and shall be permitted to discuss such information and any other matters relating to the financial position of the Company with senior employees, officers and independent auditors of the Company.

Quorum for the transaction of business at any meeting of the Audit Committee shall be a majority of the number of members of the Committee or such greater number as the Audit Committee shall by resolution determine.

Meetings of the Audit Committee shall be held from time to time and at such place as the Audit Committee or the Chairman of the Committee shall determine upon a 48 hours prior notice to each of the members. The notice period may be waived by a quorum of the Committee. Each of the Chairman of the Committee, members of the Committee, Chairman of the Board, independent auditors, Chief Executive Officer, Chief Financial Officer or Secretary shall be entitled to request that the Chairman of the Audit Committee call a meeting which shall be held within 48 hours of receipt of such request.

III. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

1.	Create an agenda for the ensuing year.

2.	Review and update this Charter at least annually, as conditions dictate.

3.
Describe briefly in the Company’s annual report and more fully in the Company’s Management Information Circular or its 10-KSB the Committee’s composition and responsibilities and how they were discharged.

4.	Report periodically to the Board of Directors.

Documents/Reports Review

5.	Review the Company’s financial statements as well as all MD&A’s and earnings press releases prior to their publication and/or filing with any governmental body, or the public.

6.
Satisfy itself that adequate procedures are in place for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements, other than the public disclosure referred to in paragraph 5, and periodically access the adequacy of such procedures.

Independent Auditor

7.
Recommend to the Board of Directors the selection of the independent auditor, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent auditor. Instruct the independent auditor that the Board of Directors, as the shareholders' representative, is the independent auditor's client.

8.
Monitor the relationship between management and the independent auditor including reviewing any management letters or other reports of the independent auditor and discussing and resolving any material differences of opinion between management and the independent auditor.

9.	Review and discuss, on an annual basis, with the independent auditor all significant relationships they have with the Company to determine their independence.

10.	Pre-approve all non-audit services to be provided to the Company or its subsidiaries by the independent auditor.

11.
Oversee the work and review the performance of the independent auditor and approve any proposed discharge of the independent auditor when circumstances warrant. Consider with management and the independent auditor the rationale for employing accounting/auditing firms other than the principal independent auditor.

12.
Periodically consult with the independent auditor out of the presence of management about significant risks or exposures, internal controls and other steps that management has taken to control such risks, and the fullness and accuracy of the organization’s financial statements. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

13.	Ensure that the independent auditor reports directly to the Audit Committee and arrange for the independent auditor to be available to the Audit Committee and the full Board of Directors as needed.

14.	Review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the Company’s independent auditor.

Financial Reporting Processes

15.	In consultation with the independent auditor review the integrity of the organization’s financial reporting processes, both internal and external.

16.
Consider the independent auditor’s judgments about the quality and appropriateness, not just the acceptability, of the Company’s accounting principles and financial disclosure practices, as applied in its financial reporting, particularly about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates and whether those principles are common practices or are minority practices.

17.
Consider and approve, if appropriate, major changes to the Company’s accounting principles and practices as suggested by management with the concurrence of the independent auditor and ensure that the management’s reasoning is described in determining the appropriateness of changes in accounting principles and disclosure

Process Improvement

18.
Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent auditor regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

19.
Review the scope and plans of the independent auditor's audit and reviews prior to the audit and reviews being conducted. The Committee may authorize the independent auditor to perform supplemental reviews or audits as the Committee may deem desirable.

20.
Following completion of the annual audit and quarterly reviews, review separately with each of management and the independent auditor any significant changes to planned procedures, any difficulties encountered during the course of the audit and reviews, including any restrictions on the scope of work or access to required information and the cooperation that the independent auditor received during the course of the audit and reviews.

21.	Review and resolve any significant disagreements among management and the independent auditor in connection with the preparation of the financial statements.

22.	Where there are significant unsettled issues the Committee shall ensure that there is an agreed course of action for the resolution of such matters.

23.
Review with the independent auditor and management significant findings during the year and the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

24.
Review activities, organizational structure, and qualifications of the Chief Financial Officer and the staff in the financial reporting area and see to it that matters related to succession planning within the Company are raised for consideration at the full Board of Directors.

Ethical and Legal Compliance

25.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting internal controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

26.
Review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code. Review through appropriate actions taken to ensure compliance with the Code of Ethical Conduct and to review the results of confirmations and violations of such Code.

27.
Review management’s monitoring of the Company’s system in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

28.
Review, with the organization’s counsel, legal and regulatory compliance matters, including corporate securities trading policies, and matters that could have a significant impact on the organization’s financial statements.

Risk Management

29.	Review management’s program of risk assessment and steps taken to address significant risks or exposures, including insurance coverage.

General

30.	Conduct or authorize investigations into any matters within the Committee’s scope of responsibilities.
31.	The committee shall be empowered to retain and compensate independent counsel, accountants and other professionals to assist it in the performance of its duties as it deems necessary.

32.	Perform any other activities consistent with this Charter, the Company’s By-laws, Shareholders’ Agreement and governing law, as the Committee or the Board deems necessary or appropriate.

Dated March 29, 2006

EXHIBIT B

WESTERN GOLDFIELDS, INC.
(“the Company”)
CHARTER OF THE COMPENSATION, GOVERNANCE
AND ENVIRONMENTAL COMMITTEE
OF THE BOARD OF DIRECTORS

I. PURPOSE

The Compensation, Governance and Environmental Committee (the “Committee”) is a committee of the Board of Directors of the Company. Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by:

Compensation

•
Review and approve and then recommending to the Board of Directors salary, bonus, and other benefits, direct or indirect, and any change control packages of the Chairperson of the Board of Directors (if any), the President, the Chief Executive Officer and other members of the senior management team.

•	Recommend salary guidelines to the Board of Directors.

•
Administer the Company’s compensation plans, including stock option plans, outside directors compensation plans, and such other compensation plans or structures as are adopted by the Company from time-to-time.

•	Research and identify trends in employment benefits.

•	Establish and periodically review the Company’s policies in the area of management benefits and perquisites.

Corporate Governance and Nominations

•	Assess the effectiveness of the Board of Directors as a whole as well as discuss the contribution of individual members.

•	Assess and improve the Company’s governance practices.

•	Propose new nominees for appointment to the Board of Directors.

•	Orient new Directors.

Environmental

•	Oversee the development and implementation of policies and management systems of the Company’s exploration properties relating to environmental and health and safety issues.

II. COMPOSITION AND MEETINGS

The Committee shall be comprised of three or more Directors as determined by the Board, all of whom shall be independent directors. A director is considered to be “independent” if he or she has no direct or indirect material relationship which could in the view of the Board of Directors reasonably interfere with the exercise of a director’s independent judgment.

The members of the Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board of Directors or until their successors are duly elected and qualified. The Board of Directors may remove a member of the Committee at any time in its sole discretion by resolution of the Board of Directors. Unless a Chairperson is elected by the full Board of Directors, the members of the Committee may designate a Chairperson by majority vote of the full membership of the Committee.

Each member will have, to the satisfaction of the Board of Directors, sufficient skills and/or experience which are relevant and will be of contribution to carrying out the mandate of the Committee.

The Committee shall meet at least once per annum or more frequently as circumstances require. The Committee may ask members of Management or others to attend meetings or to provide information as necessary. In addition, the Committee or, at a minimum, the Chairperson may meet with the Company’s external corporate counsel to discuss the Company’s policies and practices relevant to the scope of responsibilities of the Committee.

Quorum for the transaction of business at any meeting of the Committee shall be a majority of the number of members of the Committee or such greater number as the Committee shall by resolution determine.

Meetings of the Committee shall be held from time to time as the Committee or the Chairperson shall determine upon 48 hours notice to each of its members. The notice period may be waived by a quorum of the Committee.

III. RESPONSIBILITIES AND DUTIES

Subject to the Company’s Articles of Incorporation and By-laws, the responsibilities, duties and powers of the Committee shall include:

A. Compensation Responsibilities

1.	Provide annual reports to the Board of Directors on compensation matters.

2.
Annually review and make recommendations to the Board of Directors upon the recommendation of members of senior management with respect to the Company’s overall compensation and benefits philosophies and programs for employees, including base salaries, bonus and any incentive plans, deferred compensation and retirement plans and share purchase or issuance plans including stock options. As part of its review process, the Committee may review peer group and other industry compensation data reported through surveys and other sources.

3.
Annually review and approve corporate goals and objectives relevant to the Chief Executive Officer’s and other members of the senior management team’s compensation and evaluating their performance in light of those corporate goals and objectives. Based on such evaluation, annually reviewing and making recommendations to the Board of Directors with respect to compensation and benefit programs for the Chief Executive Officer and doing same for other members of the senior management team including base salaries, bonuses or other performance incentives and stock options. In setting the salary of the Chief Executive Officer and other members of the senior management team, the Committee will take into consideration salaries paid to others in similar positions in the Company’s industry.

4.
Review and make recommendations to the Board of Directors with respect to the implementation or variation of stock option plans, share purchase plans, restricted share plans, compensation and incentive plans and retirement plans. The number of options, restricted shares or other compensation granted will give consideration to the potential contribution an individual may make to the Company’s success.

5.
The Committee shall prepare a report on executive compensation on an annual basis in connection with the preparation of the Company’s annual information circular or as otherwise required pursuant to applicable securities laws. The Committee is also responsible to review all other executive compensation disclosure before it is filed with regulators and/or made public.

6.
The report on executive compensation should be compliant with regulatory form requirements and should describe the process undertaken by the Committee and should speak specifically to the weighting factors and target levels set out in the determination of the executive’s compensation. Where there are no clearly pre-established targets or payout ranges, the report on executive compensation should clearly indicate this fact.

7.
The Committee is responsible for reviewing and recommending to the Board of Directors the compensation of the Board of Directors including, annual retainer, meeting fees, option grants and other benefits conferred upon the Board of Directors.

8.
The Committee is responsible for viewing and submitting to the Board of Directors as a whole, recommendations concerning executive compensation and compensation plan matters. Unless such matters are delegated specifically to the Committee, the Committee shall only make recommendations to the Board of Directors for their consideration and approval, if appropriate. The Board of Directors will have the responsibility to instruct management to implement the directives.

B. Governance Responsibilities

1.	Annually review and revise this Charter as necessary with the approval of the Board of Directors.

2.	Review on a periodic basis, the size and composition of the Board of Directors and ensure that an appropriate number of independent directors sit on the Board.

3.	Ensure an effective relationship between the Board of Directors, Management of the Company and the independent directors.

4.	Assess the effectiveness of the Chairperson’s agenda and the quality of the engagement of the Board of Directors.

5.	Annually review performance and qualification of existing directors in connection with their re-election.

6.
Keep up to date with regulatory requirements and other new development in corporate governance and review the quality of the Company’s governance and suggest changes to the Company’s governance practices as determined appropriate to the Board of Directors.

7.	Annually consider the appropriateness of the size of the Board of Directors.

8.	Upon the Company becoming a reporting issuer pursuant to Canadian securities legislation, ensure that disclosure and securities compliance policies, including communications policies, are in place.

C. Nominating Responsibilities

1.
Establish qualifications and skills necessary for members of the Board of Directors (as well as skills and competences the Board of Director’s needs as a whole) and procedures for identifying possible nominees who meet these criteria (and who are likely to bring to the Board of Directors the skills and qualifications the Board of Director’s needs as a whole).

2.	Establish an appropriate review selection process for new nominees to the Board of Directors is in place.

3.
Establish procedures and approve appropriate orientation and education program for new members of the Board of Directors and establish and approve continuing education opportunities for all directors to ensure their knowledge and understanding of the Company’s business remain current.

4.	Analyze the needs of the Board of Directors when vacancies arise on the Board of Directors and identify and recommend nominees who meet such needs.

D. Environmental, Health and Safety Responsibilities

1.	Communicate to the Company’s organization the importance of developing: (i) a culture of environmental responsibility; and (ii) an awareness of the importance of health and safety.

2.
Ensure adequate resources are available and systems are in place for the Company’s management to implement appropriate environmental, health and safety programs and request and obtain from the management periodic reports on such programs.

3.	Receive reports from management which include any environmental, health and safety issues of a material nature.

E. Others

1.	The Committee will record minutes of its meetings and report periodically to the Board of Directors.

2.	The Committee may from time to time hire and remunerate outside professionals to assist or advise the Committee in carrying out its mandate.

Dated March 29, 2006

APPENDIX C

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
WESTERN GOLDFIELDS, INC.

Pursuant to the Idaho Business Corporation Act Section 30-1-1003, Western Goldfields, Inc. (the “Corporation”) adopts the following Articles of Amendment to its Articles of Incorporation.

First: The following amendments to the Articles of Incorporation were approved and adopted by the Corporation’s Board of Directors and its shareholders on May 11, 2006 and ______, 2006, respectively.

Article V of the Corporation’s Articles of Incorporation is hereby amended to read as follows:

“The number of directors who shall manage and conduct the affairs of the Corporation may not be less than three or more than nine.”

Article VI of the Corporation’s Articles of Incorporation is hereby amended to read as follows:

“The Capital Stock of the Corporation is $5,250,000, divided into 500,000,000 (Five Hundred Million) non-assessable common shares of $0.01 par value and 25,000,000 (Twenty-Five Million) non-assessable preferred shares of $0.01 par value, such preferred shares to be designated as to series, class, preferences, limitations, and other provisions as the Board of Directors may from time-to-time so designate.”

Second: The number of common voting shares and A-1 preferred voting shares of the Corporation outstanding on the record date designated for the shareholders meeting at which this amendment was adopted was ____ and _____, respectively, and the number of shares entitled to vote thereon was _____ and ____, respectively.

Third: The number of common and preferred shares voted approving the portion of the amendment to Articles V and VI providing for a change in the number of authorized directors and an increase in the authorized common shares was ____ and _____, respectively. The number abstaining from voting was ____ and ___, respectively. And the number of shares votes against the foregoing amendment was _____ and ___, respectively.

Dated: _______, 2006	By: __________________________________
Name: Raymond Threlkeld
Title: President and Chief Executive Officer

C-1

EXHIBIT D

2006 STOCK INCENTIVE PLAN

OF

WESTERN GOLDFIELDS, INC.

1. Purposes of the Plan. This stock incentive plan (the "Plan") is intended to provide an incentive to employees (including directors and officers who are employees), consultants and non-employee directors of Western Goldfields, Inc., an Idaho corporation (the "Company"), or any Parent or Subsidiaries (as such terms are defined in Paragraph 17), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and stock options which do not qualify as ISOs ("NQSOs", and collectively, with an ISO, each an “Award”). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" or any other treatment of an Award under the Code.

2.  Stock Subject to the Plan. Subject to the provisions of Paragraph 10, the aggregate number of shares of the Company's common stock, par value $0.01 per share ("Common Stock"), for which Awards may be granted under the Plan shall not exceed 5,000,000 shares, all of which may be granted as ISOs. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the termination provisions of Paragraph 11, any shares of Common Stock subject to an Award which for any reason expires or is forfeited, canceled, or terminated unexercised or which ceases for any reason to be exercisable, shall again become available for the granting of Awards under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. As further set forth in Section 9 hereof, all Awards shall be granted by one or more written instruments (the "Contract") which shall set forth all terms and conditions of the Award.

3. Administration of the Plan. The Plan will be administered by the Board of Directors, or by a committee (the “Committee”) consisting of two or more directors appointed by the Board of Directors. Those administering the Plan shall be referred to herein as the "Administrators." Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule ("Rule 16b-3"), any Committee appointed by the Board of Directors to administer the Plan shall be comprised of two or more directors each of whom shall be a "non-employee director," within the meaning of Rule 16b-3, and an "outside director," within the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine each person who shall be granted an Award; the type of Award to be granted, the times when an Award shall be granted; whether an option granted to an Award Holder (as such term is defined in Paragraph 4) shall be an ISO or a NQSO; the term of each Award; the date each Award shall become exercisable; whether an Award shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any Award or installment thereof in the event of the death of the Award Holder or upon other conditions to be specified by the Administrators in the applicable Contract or subsequent thereto; whether shares of Common Stock may be issued upon the exercise of an Award as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price or other amount to be paid in connection with the exercise of an Award; the form of payment of the exercise price; subject to Section 7 of the Plan, the fair market value of a share of Common Stock; the restrictions, if any, imposed with respect to an Award and whether and under what conditions to waive any such restrictions; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the grant or exercise of an Award and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject the grant or exercise of all or any portion of an Award, the vesting of an Award, or the shares acquired pursuant to the exercise of an Award, to the fulfillment of certain restrictions or contingencies all as specified in the Contract, including without limitation restrictions or contingencies relating to (a) entering into a covenant not to compete with the Company, any Parent (if any) (as such term is defined in Paragraph 17) and any of its Subsidiaries (as such term is defined in Paragraph 17), (b) financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category and/or (c) the period of continued employment, consultancy or directorship with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or any Parent to withhold taxes or other amounts; whether an Award Holder has a Disability (as such term is defined in Paragraph 17); with the consent of the Award Holder, to cancel or modify an Award, provided, however, that the modified provision is permitted to be included in an Award granted under the Plan on the date of the modification; provided, further, however, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any Award granted under the Plan or any amendment to either which, under Rule 16b-3 or Section 162(m) of the Code, requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders, in order to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or to preserve any deduction under Section 162(m) of the Code; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Contract shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the Administrators on matters referred to in this Paragraph 3 shall be conclusive and binding on all parties. No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder.

4. Eligibility. The Administrators may from time to time, consistent with the purposes of the Plan, grant Awards to (a) employees (including officers and directors who are employees) of the Company, any Parent or any of its Subsidiaries, (b) consultants to the Company, any Parent or any of its Subsidiaries, and/or (c) to such directors of the Company who, at the time of grant, are not common law employees of the Company or of any of its Subsidiaries, as the Administrators may determine in their sole discretion (each, an “Award Holder”). Such Awards granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such employee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

5. Options.

(a) Grant. The Administrators may from time to time, in their sole discretion, consistent with the purposes of the Plan, grant options to one or more Award Holders.

(b) Exercise Price. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of each option, shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided, further, however, that if, at the time an ISO is granted, the Award Holder owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock subject to such ISO on the date of grant.

(c) Term. Each option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the Award Holder owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

(d) Termination of Relationship. Except as may otherwise be expressly provided in the applicable Contract or the Award Holder's written employment or consulting or termination contract, any Award Holder, whose employment or consulting or advisory relationship with the Company, any Parent or any of its Subsidiaries, has terminated for any reason other than the death or Disability of the Award Holder, may exercise any option granted to the Award Holder as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated for Cause (as defined in Paragraph 17), such option shall terminate immediately. A change of status from that of an employee to that of a consultant, or from consultant to employee, shall not be deemed to trigger a termination of Award Holder's status as an employee or consultant, except that if an Award Holder who was an employee and becomes a consultant does not exercise vested options within the above specified time period, such options will, if applicable, no longer have the status of ISOs.

For the purposes of the Plan, an employment or consulting relationship shall be deemed to exist between an individual and the Company if, at the time of the determination, the individual was an employee of the Company, its Parent, any of its Subsidiaries or any of its consultants for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee or consultant for purposes of the Plan during such leave if the period of the leave does not exceed ninety (90) days, or, if longer, so long as the individual's right to re-employment with the Company, any of its Subsidiaries or a Parent or consultant is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days and the individual's right to re-employment is not guaranteed by statute or by contract, the employment or consulting relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

Except as may otherwise be expressly provided in the applicable Contract, an Award Holder whose directorship with the Company has terminated for any reason other than the Award Holder’s death or Disability, may exercise the options granted to the Award Holder as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if the Award Holder’s directorship is terminated for Cause, such option shall terminate immediately.

Except as may otherwise be expressly provided in the applicable Contract, options granted under this Plan to a director, officer, employee, consultant or advisor shall not be affected by any change in the status of the Award Holder so long as such Award Holder continues to be a director of the Company, or an officer or employee of, or a consultant or advisor to, the Company or any of its Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one entity to another).

Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ of or as a consultant or advisor of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, any Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, any Parent or any of its Subsidiaries.

(e) Death or Disability of an Award Holder. Except as may otherwise be expressly provided in the applicable Contract or the Award Holder's written employment or consulting or termination contract, if an Award Holder dies (a) while the Award Holder is employed by, or is a consultant to, the Company, any Parent or any of its Subsidiaries, (b) within three (3) months after the termination of the Award Holder's employment or consulting relationship with the Company, any Parent and its Subsidiaries (unless such termination was for Cause) or (c) within one (1) year following the termination of such employment or consulting relationship by reason of the Award Holder's Disability, the options granted to the Award Holder as an employee of, or consultant to, the Company or any Parent or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Award Holder's death, by the Award Holder's Legal Representative (as such term is defined in Paragraph 17), at any time within one (1) year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract or the Award Holder's written employment or consulting or termination contract, any Award Holder whose employment or consulting relationship with the Company, any Parent and its Subsidiaries has terminated by reason of the Award Holder's Disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one (1) year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

Except as may otherwise be expressly provided in the applicable Contract, if an Award Holder dies (a) while the Award Holder is a director of the Company, (b) within three (3) months after the termination of the Award Holder's directorship with the Company (unless such termination was for Cause) or (c) within one (1) year after the termination of the Award Holder's directorship by reason of the Award Holder's Disability, the options granted to the Award Holder as a director who was not an employee of or consultant to the Company or any Parent or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Award Holder's death, by the Award Holder's Legal Representative at any time within one (1) year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, an Award Holder whose directorship with the Company has terminated by reason of Disability, may exercise such options, to the extent exercisable on the effective date of such termination, at any time within one (1) year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

6. Rules of Operation.

(a) Fair Market Value. The fair market value of a share of Common Stock on any day shall be (i) if the principal market for the Common Stock is a national securities exchange, the closing prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market ("Nasdaq"), and (A) if actual sales price information is available with respect to the Common Stock, the closing sales prices per share of the Common Stock on such day on Nasdaq, or (B) if such information is not available, the closing bid and the asked prices per share for the Common Stock on such day on Nasdaq, or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the closing bid and asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i), (ii) and (iii) of this Paragraph 7(a) are all inapplicable because the Company's Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

(b) Exercise. An Award (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which Award is being exercised, specifying the number of shares of Common Stock as to which such Award is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments) (i) in cash and/or by certified check, (ii) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all Awards being exercised, (iii) with the authorization of the Administrators and to the extent not prohibited under the Sarbanes-Oxley Act of 2002, by delivering a full or limited recourse, interest bearing promissory note payable in one or more installments and secured by the shares of Common Stock for which the Award is exercised, for any amount of the purchase price in excess of the minimum required under applicable law to be paid upon issuance, or (iv) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any Award until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

The Administrators may, in their sole discretion, permit payment of the exercise price of an Award by delivery by the Award Holder of a properly executed notice, together with a copy of the Award Holder's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

(c) Stockholder Rights. An Award Holder shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise or grant of an Award until the date of issuance of a stock certificate to the Award Holder for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any Award Holder using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

7. Compliance with Securities Laws. It is a condition to the receipt or exercise of any Award that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such grant or exercise shall be effective and current at the time of such grant or exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such grant or exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

The Administrators may require, in their sole discretion, as a condition to the grant or exercise of an Award, that the Award Holder execute and deliver to the Company the Award Holder's representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the shares of Common Stock to be issued upon the receipt or exercise of an Award are being acquired by the Award Holder for the Award Holder's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such Award Holder will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Award Holder, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to any Award on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuance of shares of Common Stock upon exercise of an Award, such Award may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

8. Award Contracts. Each Award shall be evidenced by an appropriate Contract, which shall be duly executed by the Company and the Award Holder. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each Award and Contract need not be identical.

9. Adjustments upon Changes in Common Stock. Notwithstanding any other provision of the Plan, and except as set forth below in the event of a Change in Control, in the event of a stock dividend, recapitalization, merger, consolidation, spin-off, stock-split, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding Award, the exercise price of each Award, and the maximum number of shares subject to each Award that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Paragraph 10 if such adjustment (a) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such Award), and (b) would be considered as the adoption of a new plan requiring stockholder approval. Notwithstanding the foregoing, the adjustments described in this Section 9 and the manner of application of the provisions of this Section 9 shall be determined by the Committee in its sole discretion and to the extent permitted under Section 409A of the Code and the regulations thereunder to avoid treatment of any Award as the deferral of compensation. The conversion of one or more outstanding shares of preferred stock that the Company may issue from time to time into Common Stock shall not in and of itself require any adjustment under this Paragraph 10.

Except as may otherwise be expressly provided in an applicable Contract, in the event of a Change in Control (as defined in Paragraph 17) any options shall vest in full at such date so that each such Option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that Option and may be exercised for any or all of those shares as fully-vested shares of Common Stock and such options shall otherwise terminate as of the effective date of the Change in Control; provided, however, that the Award Holder shall be given notice of the Change in Control not less than five (5) days in advance so he will be given an opportunity to exercise any options prior to the Change in Control, which exercise may be conditioned upon consummation of such Change in Control. However, except as may be expressly provided in an applicable Contract, the shares subject to an outstanding Option shall not vest on such an accelerated basis, and such Option shall not terminate, if and to the extent that: (a) such Option is assumed (i.e., appropriate provision for any outstanding options is made by substitution on an equitable basis of appropriate stock of the Company or of the successor corporation which will be issuable in respect to one share of Common Stock of the Company) by the successor corporation (or parent thereof) in the Change in Control and the Company's repurchase rights, if any, are concurrently assigned to such successor corporation (or parent thereof), or if the Change in Control is of the type specified in Paragraph 17(c)(i)(C) the Company expressly agrees to allow the option to continue or (b) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option shares at the time of the Change in Control and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested Option shares, or (c) the acceleration of such Option is subject to other limitations imposed by the Administrators at the time of the Award grant. Except as may otherwise be expressly provided in an applicable Contract, all outstanding repurchase rights under a Contract (for shares acquired pursuant to the exercise of an Option or shares acquired pursuant to a Stock Award) shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of a Change in Control, except to the extent that (x) those repurchase rights are assigned to the successor corporation (or Parent thereof) in connection with such transaction or, if the Change in Control is of the type specified in Paragraph 17(c)(i)(C) the Company expressly agrees to provide for the continuation of such repurchase rights or (y) such accelerated vesting is precluded by other limitations imposed by the Administrators at the time the Award is granted.

The Administrators shall have the discretionary authority, exercisable at the time the unvested Award shares are issued or any time while the repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares subject to those terminated rights shall immediately vest, in the event that the Award Holder's employment, consultancy or directorship should subsequently be terminated by the Company or the successor without Cause within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those repurchase rights are assigned to the successor corporation (or parent thereof).

10. Amendments and Termination of the Plan. The Plan was adopted by the Board of Directors on May 11, 2006. No Award may be granted under the Plan after May 10, 2016. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) change the eligibility requirements for individuals entitled to receive Awards hereunder, or (b) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of an Award Holder under any Award granted under the Plan without such Award Holder's consent. The power of the Administrators to construe and administer any Award granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

11. Non-Transferability. Except as may otherwise be expressly provided in the applicable Contract, no option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and Awards may be exercised, during the lifetime of the Award Holder, only by the Award Holder or the Award Holder's Legal Representatives. Except as may otherwise be expressly provided in the applicable Contract, a Stock Award, to the extent not vested, shall not be transferable otherwise than by will or the laws or descent and distribution. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

12. Withholding Taxes. The Company, or its Parent or Subsidiary, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued under an Award or a combination of cash and shares, having an aggregate fair market equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Award Holder to pay to the Company such amount, in cash, promptly upon demand.

13. Legends; Payment of Expenses; Share Escrow. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon the grant or exercise of an Award and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any agreement between the Company and the Award Holder with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon grant or exercise of an Award, as well as all fees and expenses incurred by the Company in connection with such issuance.

Shares with respect to Stock Awards may, in the Administrator's discretion, be held in escrow by the Company until the Award Holder's interest in such shares vests.

14. Use of Proceeds. The cash proceeds to be received upon the grant or exercise of an Award shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

15. Substitutions and Assumptions of Awards of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new Awards for prior Awards of a Constituent Corporation (as such term is defined in Paragraph 17) or assume the prior options or restricted stock of such Constituent Corporation. Notwithstanding the foregoing, the substitutions described in this Section 15 and the manner of application of the provisions of this Section 15 shall be determined by the Committee in its sole discretion and to the extent permitted under Section 409A of the Code and the regulations thereunder to avoid treatment of any Award as the deferral of compensation.

16. Definitions.

(a) "Cause," in connection with the termination of an Award Holder, shall mean (i) "cause," as such term (or any similar term, such as "with cause") is defined in any employment, consulting or other applicable agreement for services between the Company and such Award Holder, or (ii) in the absence of such an agreement, "cause" as such term is defined in the Contract executed by the Company and such Award Holder, or (iii) in the absence of both of the foregoing, (A) conviction of such Award Holder for any felony or the entering by him of a please of guilty or nolo contendere with respect thereto, (B) willful and repeated failures in any material respect of such Award Holder to perform any of the Award Holder's reasonable duties and responsibilities assigned to him and the failure of the Award Holder to cure such failures hereunder within thirty (30) days after written notice thereof from the Company, (C) the commission of any act or failure to act by such Award Holder that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, or (D) any material violation by such Award Holder of the requirements of such Contract, any other contract or agreement between the Company and such Award Holder or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through (D), as determined by the Board of Directors.

(b) "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

(c) "Change in Control" shall mean

(i) any of the following transactions effected with a Person not an Affiliate of the Company immediately prior to the transaction:

(A) a merger or consolidation of the Company with or into another entity; (B) the exchange or sale of all or a portion of the outstanding shares of the Company for securities of another entity, or other consideration provided by such entity; or (C) the issuance of equity securities of the Company or securities convertible into equity securities, in exchange for securities of another entity or other consideration provided by such entity; and in the case of either (A), (B) or (C) the Company's shareholders prior to the transaction, do not possess, immediately after such transaction, more than fifty percent (50%) (not including the holdings of the other entity or Affiliate thereof, if such person was a shareholder of the Company prior to the transaction) of the voting power of any of the following: (X)  the Company; (Y) such other entity; or (Z) any direct or indirect Parent of such other entity;

(ii) a sale of all or substantially all of the Company's assets to a third party not an Affiliate of the Company immediately prior to such transaction.

(iii) any person or entity (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any company controlled by the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities; excluding, however, any person or entity acquiring such beneficial ownership (A) directly from the Company or from an affiliate of the company who acquired such beneficial ownership directly from the Company (including any acquisition resulting from exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities acquired from the Company or such an affiliate), and (B) pursuant to a reorganization, merger or consolidation involving the company which does not itself constitute a Change in Control pursuant to subsection (i) of this definition; provided, however, that this subparagraph (c)(iii) shall be inapplicable if the Company is not at the time of an event described in this subparagraph (c)(iii), a reporting company under the Securities Exchange Act of 1934;

(iv) during any period of not more than two consecutive years (not including any period prior to the date of this Agreement), individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by shareholders of the Company of each new director was approved or ratified by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period or who were new directors approved by such a vote; provided, however, that this subparagraph (c)(iv) shall be inapplicable if the Company is not at the time of an event described in this subparagraph (c)(iv), a reporting company under the Securities Exchange Act of 1934; or

(v) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

For the purposes of this definition, the term “Affiliate” of any person or entity (“Person”) shall mean any other person or entity which controls, is controlled by, or is under common control with such Person. As used herein, “control” shall be the possession, directly or indirectly, of the power to direct or cause the direction of the management of, and policies of a person whether through the ownership of voting securities, by contract or otherwise.

(d) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

(e) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated Award Holder with respect to an Award granted under the Plan.

(f) "Parent" shall mean a "parent corporation" within the meaning of Section 424(e) of the Code.

(g) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

17. Governing Law. The Plan, any Awards granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of Idaho, other than those laws which would defer to the substantive law of the other jurisdiction.

Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

18. Partial Invalidity. The invalidity, illegality or unenforceability of any provision in the Plan, any Award or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

19. Stockholder Approval. The Plan shall be subject to approval of the Company's stockholders. No options granted hereunder may be exercised prior to such approval, provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before May 11, 2007, the Plan and any Awards granted hereunder shall terminate.

WESTERN GOLDFIELDS, INC.
1575 Delucchi Lane, Suite 116, Reno, Nevada 89502

THIS PROXY IS BEING SOLICITED BY
THE BOARD OF DIRECTORS OF
WESTERN GOLDFIELDS, INC.

The undersigned holder of shares of Common Stock of Western Goldfields, Inc. (the “Company”) hereby acknowledges receipt of the Notice and Proxy Statement in connection with the Annual Meeting of Shareholders to be held at 4:00 P.M.(local time) on June 14, 2006, at The Fairmont Royal York, 100 Front Street West, Toronto, Ontario  M5J 1E3 and hereby appoints Raymond Threlkeld and Brian Penny or either of them with full power of substitution, to vote all shares of the Common Stock of Western Goldfields, Inc. registered in the name provided herein that the undersigned is entitled to vote at the Annual Meeting of Shareholders, and at any adjournment or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said proxy.

This proxy when executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the approval of the election of the five nominees as directors of the Company and FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments.

SEE REVERSE SIDE FOR THE PROPOSALS. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign on the reverse side. You need not mark any boxes.

[SEE REVERSE -- CONTINUED AND TO BE SIGNED ON REVERSE SIDE]

[X] Please mark your votes as in this example.

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING:

	For All Nominees	Withhold Authority	For All Except
1. Election of five directors, each to hold office until his successor is elected and qualified: Nominees: Randall Oliphant Raymond Threlkeld Vahan Kololian Martin Konig Gerald Ruth	☐	☐	☐

If you do not wish your shares voted “For” a particular nominee, mark the “For All Except” box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee(s).

	For	Against	Abstain
2. Amendment to the articles of incorporation to increase number of shares of common stock authorized from 100,000,000 to 500,000,000.	☐	☐	☐

3. Amendment to the articles of incorporation to change the number of directors to not less than three and not more than nine.	☐	☐	☐

4. Approval of the Company’s 2006 Stock Incentive Plan, which provides for the issuance of up to 5,000,000 shares of the Company’s common stock as stock awards or pursuant to options to employees (including executive officers), directors and consultants of the Company and its affiliates.
	☐	☐	☐

5. Ratify the appointment HJ & Associates, LLC as the Company’s independent public accountants for the fiscal year ending December 31, 2006.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

PLEASE CHECK HERE FOR AN ADDRESS CHANGE ☐
AND NOTE YOUR NEW ADDRESS BELOW
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The proxy should be dated and signed by the shareholder or his or her attorney authorized in writing or in any other manner permitted by law. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated: _________________________, 2006 __________________________________ Signature of Shareholder __________________________________ Signature of Shareholder (if held jointly)
Change of Address: